As filed with the Securities and Exchange Commission on March 1, 2005

                                                      File No. 33 Act  333-30221
                                                      File No. 40 Act  811-08273


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                 ACT OF 1933                    |X|
                      Pre-Effective Amendment No. ____          |_|
                       Post-Effective Amendment No. 13          |X|

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940                |X|

                                Amendment No. 14


                        Builders Fixed Income Fund, Inc.
                           2190 Mason Road, Suite 208
                            St. Louis, Missouri 63131
                            Telephone: (314) 822-1644
                (Registrant's Name, Address and Telephone Number)

                           JOHN W. STEWART, PRESIDENT
                           2190 Mason Road, Suite 208
                            St. Louis, Missouri 63131
                            Telephone: (314) 822-1644
                     (Name and Address of Agent for Service)

                                   Copies to:

                             DEE ANNE SJOGREN, ESQ.
                              Thompson Coburn, LLP
                                One US Bank Plaza
                            St. Louis, MO 63101 (314)
                                    552-6295

                  Approximate Date of Proposed Public Offering:
  As soon as practicable after the effectiveness of the Registration Statement

It is proposed that this filing will become effective:
|_| immediately upon filing pursuant to paragraph (b)
|_| on (date) pursuant to paragraph (b)
|X| 60 days after filing pursuant to paragraph (a)(1)
|_| on (date) pursuant to paragraph (a)(1)
|_| 75 days after filing pursuant to paragraph (a)(2)
|_| on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate check this box:
|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                        BUILDERS FIXED INCOME FUND, INC.
                                 218 HENRY ROAD
                              MANCHESTER, MO 63011
                                 (636) 207-0160

Builders Fixed Income Fund, Inc. (the "Fund") is a no-load, non-diversified, open-end investment company. Its investment objective is to provide current income. The Fund is designed to provide institutional investors with the opportunity to invest in a fixed income portfolio while also promoting employment in the home construction industry through the ProLoan program.


                         Prospectus dated April __, 2005


    These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


RISK/RETURN SUMMARY............................................................2

PERFORMANCE....................................................................2

FEES AND EXPENSES OF THE FUND..................................................2

INVESTMENT OBJECTIVE...........................................................2

PRINCIPAL INVESTMENT STRATEGIES................................................2

PRINCIPAL RISKS................................................................2

MANAGEMENT OF THE FUND.........................................................2

PURCHASE, REDEMPTION AND VALUATION OF FUND SHARES..............................2

POLICY ON MARKET TIMING........................................................2

FAIR VALUE PRICING..............................................................

DISTRIBUTIONS..................................................................2

TAX INFORMATION................................................................2

DISTRIBUTION PLAN..............................................................2

FINANCIAL HIGHLIGHTS...........................................................2

PRIVACY NOTICE.................................................................2

RISK/RETURN SUMMARY

FUND OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES


The Fund's investment objective is to provide current income. Under normal circumstances, the Fund invests at least 65% of its total assets in securities rated at the time of purchase A-/A3 or better as ranked by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's"), respectively, or, if unrated, determined to be of comparable quality by the Fund's subadviser, Principal Global Investors, LLC (the "Subadviser"). Under normal circumstances, at least 30% of the Fund's net assets will be invested in mortgage-backed securities that are issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), and secured by ProLoan mortgages on residential homes that are built by union labor ("ProLoan mortgage-backed securities"). The Fund may invest less than 30% of its net assets in ProLoan mortgage-backed securities for defensive purposes if sufficient ProLoan mortgage-backed securities have not been generated or if the Subadviser determines that higher exposure to mortgage-backed securities could have a negative impact on the Fund's performance. The average credit rating of the Fund's entire portfolio will be at least A-/A3 as rated by S&P or Moody's, respectively, or the equivalent rating of another rating agency. The Fund's weighted average effective duration will be within 30% of the duration of the Lehman Aggregate Bond Index, which currently is 4.22 years. There is no assurance, however, that the Fund will achieve its investment objective. See "Principal Risks."


The Fund invests in different types of fixed income, variable and floating rate securities, including corporate bonds, zero coupon bonds and debentures, high yield bonds, preferred securities, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("government securities"), foreign government securities, money market instruments and derivatives. The Fund also may invest up to 65% of its net assets in mortgage-backed securities, collateralized mortgage obligations ("CMOs") and asset-backed securities.

PROLOAN PROGRAM

The ProLoan program is a coordinated effort involving home builders, mortgage lenders and organized building trade unions. The Fund contracts with banks and other mortgage lenders to offer ProLoan home mortgage loans to individuals whose homes are substantially union-built and newly constructed or substantially renovated. The Fund's manager, Capital Mortgage Management, Inc. (the "Manager"), coordinates with home builders and local building trade unions to ensure that residential homes are built using trained union labor and, thus, are eligible to be included in the ProLoan program. ProLoan home mortgages offer qualified borrowers the opportunity to lock in interest rates for a period of up to 270 days, to allow time for construction or renovation of the borrower's home. This extended interest rate protection period is longer than the 45- to 60-day standard interest rate protection offered with respect to most ordinary home mortgages. The ProLoan program also allows borrowers to "float down" to a lower interest rate, if interest rates decline after the borrower has locked in an interest rate on a ProLoan.

PRINCIPAL RISKS

The value of your investment in the Fund may vary, which means that you could lose money.

Interest Rate Risk: The market value of fixed income securities in which the Fund invests and, thus, the Fund's net asset value, can be expected to vary inversely to changes in interest rates. Zero coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities, which make current distributions of interest. Debt securities with longer maturities are subject to potentially greater price fluctuation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the rating of any particular security may also affect the value of these securities. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund's net asset value.

The Fund may experience additional interest rate risk because of its investment in ProLoan mortgage-backed securities, because the Fund will be subject to a potential interest rate lock period of up to 270 days, which is substantially longer than the typical 45- to 60-day interest rate lock period. During this period, the potential increase in the market value of ProLoan mortgage-backed securities is less than the potential decrease, due to the borrower's ability to float down to a lower interest rate under the ProLoan program. Also, early repayment of principal on ProLoan mortgage-backed securities may expose the Fund to a lower rate of return when it reinvests the principal. The interest rate offered on ProLoans in new markets may be lower than the average market rate offered by most financial institutions for ordinary home mortgage loans in order to generate interest in the ProLoan program. As a result, the value of these ProLoan mortgage-backed securities may be lower than the market value of comparable mortgage-backed securities.

Credit Risk: An issuer could default on its obligation to pay interest and repay principal. Obligations rated lower than BBB-/Baa3 by S&P or Moody's, respectively, or similarly rated by another national rating agency or, are unrated, but determined to be of comparable quality by the Subadviser, are considered to have speculative characteristics and are subject to greater credit and market risk than higher-rated securities.

Prepayment Risk. Early repayment of principal on mortgage-backed securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) could expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other debt securities, when interest rates rise, the value of mortgage-related securities generally will decline; and when interest rates fall, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities.

Management Risk: There is a risk that a management strategy employed by the Manager, or an investment strategy employed by the Subadviser, could be unsuccessful.

Non-Diversification Risk: The Fund is non-diversified, which means that the Fund may invest a greater percentage of its assets in a particular issuer compared with diversified mutual funds. The change in value of any one security could affect the overall value of the Fund more than it would the value of a diversified fund.

Concentration Risk: The Fund invests in ProLoan mortgage-backed securities. As a result, an economic, business, political or other change affecting the home construction or building material industry in the geographical areas in which ProLoans are offered could increase the market risk and the potential for fluctuation in the value of the Fund's shares.


PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Past performance does not guarantee future results.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL]


               Year-By-Year Annual Total Returns[Needs 2004 data]
                   (For the periods ending December 31, 2004)


                ------------------------------------------------
                           Builders Fixed Income Fund

                1998    1999    2000    2001    2002    2003

                6.48%   -0.58%  9.00%   6.79%   9.47%   2.88%


             The performance indicated in the chart is before taxes.


The Fund's total return for the most recent quarter ended March 31, 2005 was ________%.


During the period shown in the bar chart, the Fund's highest return for a quarter was 4.65% (quarter ended September 30, 2001) and the lowest return for a quarter was -1.30% (quarter ended June 30, 1999).


---------------------------------------------------------------------------------------------------
                  Average Annual Total Returns
           (for the periods ending December 31, 2004)
===================================================================================================
                                                                                  Since Inception
                                                     One Year       Five Years       (10/31/97)
--------------------------------------------------------------------------------------------------
Builders Fixed Income Fund, Inc.
--------------------------------------------------------------------------------------------------
     Return before taxes                                %              %               %
--------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index*                   %              %               %
--------------------------------------------------------------------------------------------------
Lipper Intermediate Investment Grade Index**            %              %               %
--------------------------------------------------------------------------------------------------


* The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Lipper Intermediate Investment Grade Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. The performance of the Index does not reflect deductions for fees, expenses or taxes.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


     -----------------------------------------------------------------------------------
     Shareholder Fees (fees paid directly from your investment)
     ===================================================================================
     Maximum Sales Charge (Load) Imposed on Purchases                             None
        (as a percentage of offering price)
     Deferred Sales Charge (as a percentage of original purchased price)          None
     Redemption Fee (as a percentage of amount redeemed)                          None
     -----------------------------------------------------------------------------------
     Annual Fund Operating Expenses (expenses
     that are deducted from Fund assets)
     -----------------------------------------------------------------------------------
     Management Fees (1)                                                          0.32%
     Distribution (12b-1) Fees                                                    0.10%
     Other Expenses                                                               0.%
     -----------------------------------------------------------------------------------
     Total Annual Fund Operating Expenses (2)                                     0.%
                                                                                  ===


(1) The Fund's Manager receives a management fee of 0.15% of the Fund's net assets. The Subadviser receives a subadvisory fee of 0.165% of the Fund's net assets.


(2) The Manager, as Distribution Coordinator, contractually has agreed to waive its distribution fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding interest, taxes and extraordinary expenses) do not exceed 0.60% of the Fund's net assets on an annual basis through December 31, 2005.


Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that:

o     you invest $10,000 in the Fund for the time period indicated;
o     you redeem all of your shares at the end of those periods;
o     your investment has a 5% return each year; and
o     the Fund's operating expenses remain the same.

Although your actual costs could be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
1 year                 3 years            5 years              10 years
--------------------------------------------------------------------------------
$                      $                  $                    $
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund's investment objective is to provide current income. There is no assurance, however, that the Fund will achieve its investment objective. See "Principal Risks." The Fund's investment objective may not be changed without a majority vote of the Fund's outstanding shares, which is the lesser of (1) 67% of the Fund shares present or represented if the holders of more than 50% of the shares are present or represented at the shareholders meeting; or (2) more than 50% of the shares of the Fund. The investment strategies of the Fund described below can be changed at any time by the Board of Directors to the extent that such changes are consistent with the Fund's investment objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 65% of its total assets in securities rated at the time of purchase A-/A3 or better as ranked by S & P or Moody's, respectively, or, if unrated, determined to be of comparable quality by the Subadviser, including at least 30% of its net assets in ProLoan mortgage-backed securities. The Fund may invest less than 30% of its net assets in ProLoan mortgage-backed securities for defensive purposes if sufficient ProLoan mortgage-backed securities have not been generated or if the Subadviser determines that higher exposure to mortgage-backed securities could have a negative impact on the Fund's performance. The Fund may invest in different types of securities, including corporate debt obligations such as fixed, variable and floating rate bonds, zero coupon bonds and debentures, high yield bonds, preferred securities, government securities, and money market instruments. The Fund may invest up to 35% of its total assets in fixed income, variable rate or floating rate securities which are rated at the time of purchase lower than A-/A3 by S&P or Moody's, respectively, or similarly rated by another national rating agency or, are unrated, but determined to be of comparable quality by the Subadviser; provided, however, the Fund may invest no more than 15% of its total assets in securities which are rated at the time of purchase lower than BBB-/Baa3 by S&P or Moody's, respectively, or similarly rated by another national rating agency or, are unrated but determined to be of comparable quality by the Subadviser.

The Fund also may invest up to 65% of its net assets in mortgage-backed securities, CMOs, and asset-backed securities. Mortgage-backed securities represent interests in "pools" of commercial or residential mortgage loans assembled by various government agencies or private issuers. CMOs are mortgage obligations structured in multiple classes, with each class bearing a different stated maturity, coupon rate or interest rate sensitivity. The Fund may invest in mortgage pass-through certificates which are backed by pools of residential mortgage loans guaranteed by GNMA, FNMA or FHLMC. Securities issued by government-sponsored entities such as GNMA, FNMA or FHLMC are neither issued nor guaranteed by the United States Treasury, and are supported only by the credit of the issuing agency. The Fund also may invest in commercial mortgage-backed securities, which are securitizations of mortgage loans backed by commercial real estate. CMOs may be collateralized by whole mortgage loans but typically are collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. Asset-backed securities represent a participation in, or are secured by or payable from, a stream of payments governed by particular assets. Such securities may include home equity and manufactured housing loans, automobile and credit card receivables, and other types of receivables or other assets.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities. The Fund will provide shareholders with at least 60 days notice prior to any change in this policy.

The Fund also invests in government securities including separately traded registered interest and principal securities ("STRIPS") and other zero coupon obligations; corporate bonds (including high yield bonds), notes and debentures; preferred securities; foreign government securities; domestic certificates of deposit, bank deposit notes and bank notes; and cash or cash equivalents, including commercial paper, loan participation interests and other promissory notes maturing in 397 days or less. These securities may have a fixed, variable or floating rate of interest.

Description of the PROLOAN Program. The Fund is designed to provide institutional investors with the opportunity to invest in an investment grade bond portfolio while also promoting employment in the home construction industry through the ProLoan program. The ProLoan program is a coordinated effort involving home builders, mortgage lenders and organized building trade unions. The Fund contracts with banks and other mortgage lenders (collectively, "Lenders") to offer ProLoan home mortgage loans to individuals whose homes are substantially union-built and newly constructed or substantially renovated, as determined by the Fund's Manager. The Manager also coordinates with home builders and local building trade unions to ensure that residential homes are built using trained union labor and, thus, are eligible to be included in the ProLoan program. The Manager establishes the guidelines for determining whether a home loan qualifies for the ProLoan program and one factor considered by the Manager is whether the home builder employs members of labor unions whose pension plans are investors in the Fund, not just union labor generally. The Manager, in its discretion, is responsible for determining whether homes are substantially union-built. The Manager's criteria may vary, depending on regional market conditions, and this requirement may be waived in certain circumstances.

ProLoans are offered by qualified Lenders with the interest rate and points established each week by the Subadviser, in consultation with the Manager, based on their survey of local markets and the ability of the Fund to invest in additional ProLoan mortgage-backed securities. ProLoan allows qualified borrowers the opportunity to lock in interest rates on their home mortgages for up to 270 days, to allow time for construction or renovation of their home. This extended interest rate protection period is longer than the 45- to 60-day standard interest rate protection offered with respect to most ordinary home mortgages. Borrowers pay a ProLoan commitment fee, which is refunded to the borrower at closing. These commitment fees may not fully compensate the Fund for the additional interest rate risk it will bear during the interest rate lock-in period and, thus, the Fund may incur a loss. In the event that the borrower does not close a ProLoan, the unrefunded commitment fees are retained by the Fund. If interest rates decline after a borrower has locked in an interest rate on a ProLoan, the borrower may reduce the interest rate by paying a "float-down" fee to the Fund, which typically is one-half of one percent of the loan amount. If construction or renovation of a home is not complete by the date set for closing, the borrower may extend a ProLoan for up to 60 days, at the discretion of the Subadviser, for an extension fee paid to the Fund which typically is one-quarter of one percent of the loan amount for each 30 day extension. Float-down and extension fees may be waived to generate interest in the ProLoan program.

PROLOAN Mortgage-Backed Securities. Under normal circumstances, the Fund invests at least 30% of its net assets in ProLoan mortgage-backed securities. The Fund may invest less than 30% of its net assets in ProLoan mortgage-backed securities for defensive purposes if sufficient ProLoan mortgage-backed securities have not been generated or if the Subadviser determines that higher exposure to mortgage-backed securities could have a negative impact on the Fund's performance. These securities are secured by pools of ProLoans created by the Lenders, which have been securitized and guaranteed by GNMA, FNMA or FHLMC. At the Subadviser's discretion, a ProLoan may be sold instead of being included in a pool by a Lender. The Fund purchases ProLoan mortgage-backed securities from the Lenders at established prices based on the face value of such ProLoans, as determined pursuant to an agreement between the Fund and the Lenders. ProLoan mortgage-backed securities typically are delivered to the Fund within two months after the underlying loans close.

The Fund commits to acquire ProLoan mortgage-backed securities on a "when-issued" basis. At the time of the commitment, the Fund's custodian segregates cash or other liquid assets equal to the amount of the commitment. The value of the ProLoans underlying the when-issued commitment, and any subsequent fluctuations in their value, will be taken into account when determining the Fund's net asset value starting on the day that the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to acquire until they are paid for and delivered on the settlement date. When the Fund engages in when-issued transactions, it relies on the other party to consummate the trade. Failure of that party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Fund will make commitments to acquire securities on a when-issued basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may sell ProLoans it has committed to purchase before those securities are delivered to the Fund on the settlement date. In those cases, the Fund may realize a capital gain or loss. Under normal circumstances, the Fund does not intend to commit more than 33 1/3% of its total assets to these ProLoan mortgage commitments.

Short Sales. The Fund may engage in short sales against the box, which involve selling a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale to hedge against anticipated declines in the market price of ProLoan mortgage-backed securities or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited. The Fund will segregate cash or liquid securities in the amount of its short position, and the segregated assets will be marked to market daily.

Temporary Investments. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in cash or cash equivalent short-term obligations, including money market instruments such as bank obligations, commercial paper and notes, U.S. Government obligations and repurchase agreements. See the Fund's Statement of Additional Information ("SAI") for a description of the foregoing securities. Principal and/or interest payments for government securities may or may not be backed by the full faith and credit of the U.S. Government. The Fund may not achieve its investment objective if it engages in temporary defensive strategies.

Credit Quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities rated at the time of purchase A-/A3 or better by S&P or Moody's, respectively, or, if unrated, determined to be of comparable quality by the Subadviser. The Fund's average credit rating, calculated based upon the market value of each security in the Fund's portfolio, will be at least A-/A3 as rated by S&P or Moody's, respectively, or the equivalent rating of another rating agency. The Fund may invest up to 35% of its total assets in fixed income, variable rate or floating rate securities which are rated at the time of purchase lower than A-/A3 by S&P or Moody's, respectively, or similarly rated by another national rating agency or, are unrated, but determined to be of comparable quality by the Subadviser; provided, however, the Fund may invest no more than 15% of its total assets in securities which are rated at the time of purchase lower than BBB-/Baa3 by S&P or Moody's, respectively, or are similarly rated by another national rating agency or are unrated but determined to be of comparable quality by the Subadviser.

Currency Contracts. The Fund may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Subadviser hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Derivatives. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

o the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Subadviser anticipated;
o the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
o the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and
o     the counterparty may fail to perform its obligations.

Duration. Although the Fund is not restricted as to the maximum or minimum duration of any individual security it holds, its average effective duration will be within 30% of the duration of the Lehman Brothers Aggregate Bond Index, which currently is 4.33 years. "Duration" means the average time to receipt of expected cash flows (discounted to present value) on a particular fixed income instrument or a portfolio of instruments. Duration takes into account the pattern of a security cash flow over time, including how cash flow is affected by prepayments and changes in interest rates. Duration also generally takes into account the effect of interest rate changes on bond prices. For example, if interest rates increase by 1%, the value of a security having an effective duration of five years generally would decrease in value by 5%.

Repurchase Agreements. The Fund may enter into repurchase agreements with banks or registered broker-dealers. A repurchase agreement is an arrangement under which the Fund purchases securities and the seller agrees, at the time of sale, to repurchase the securities at a specified time and price. Repurchase agreements provide a means to earn income on funds for periods as short as overnight. In the event that a seller fails to repurchase the securities, the Fund may incur a loss if the proceeds to the Fund from the sale of the securities to a third party are less than the repurchase price. If a seller declares bankruptcy, the Fund might be delayed in selling the collateral for its benefit. Repurchase agreements are considered to be loans by an investment company. The Subadviser monitors the creditworthiness of the financial institutions with which the Fund enters into repurchase agreements.

Reverse Repurchase Agreements. The Fund may borrow funds by entering into reverse repurchase agreements. Under these types of agreements, the Fund will sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value of at least 100% of the repurchase price (including accrued interest), and subsequently will monitor the segregated assets to ensure that the required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company. The Fund will not borrow money in excess of 33 1/3% of its total assets (including the amount borrowed and through reverse repurchase agreements and mortgage dollar rolls) less all liabilities and indebtedness other than bank or other borrowings, except that the Fund may borrow up to an additional 5% of its total assets for temporary defensive purposes.

PRINCIPAL RISKS

Interest Rate Risk. The market value of fixed rate securities and, thus, the net asset value of the Fund's shares, is expected to vary inversely with movements in interest rates. The market value of variable and floating rate instruments will not vary as much as the market value of fixed rate securities due to the periodic adjustments in their interest rates. An adjustment that increases the interest rate of variable and floating rate securities should reduce or eliminate declines in market value resulting from a prior upward movement in interest rates, and an adjustment which decreases the interest rate of such securities should reduce or eliminate increases in market value resulting from a prior downward movement in interest rates. The market value of fixed income, variable rate and floating rate securities and the resulting net asset value of the Fund's portfolio will fluctuate with changes in interest rates. When interest rates rise, the net asset value of the Fund will decline; shareholders who redeem Fund shares in such circumstances will suffer the resulting loss in value of those shares. Conversely, in certain periods of declining interest rates, mortgage-backed securities held by the Fund will increase in market value but may be prepaid by the various mortgagors or other obligors so that anticipated yields on such investments may not be realized.

CMOs involve risks in addition to those found in other types of mortgage-related obligations, since they may exhibit more price volatility and interest rate risk. During periods of rising interest rates, CMOs could lose their liquidity because CMO market makers may choose not to repurchase, or might offer prices based on current market conditions that are unacceptable to the Subadviser based on its analysis of the market value of the security. Zero coupon bonds also are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

Credit Risk. An issuer could default on its obligation to pay interest and repay principal. The Fund may invest up to 35% of its total assets in fixed income, variable rate or floating rate securities that are rated at the time of purchase lower than A-/A3 by S&P or Moody's, respectively, or similarly rated by another national rating agency or, are unrated, but determined to be of comparable quality by the Subadviser; provided, however, the Fund may invest no more than 15% of its total assets in fixed income, variable rate or floating rate securities which are rated at the time of purchase lower than BBB-/Baa3 by S&P or Moody's, respectively, or are similarly rated by another rating agency or are unrated but determined to be of comparable quality by the Subadviser. Obligations rated lower than BBB-/Baa3 by S&P or Moody's, respectively, or similarly rated by another national rating agency or, are unrated, but determined to be of comparable quality by the Subadviser, are considered to have speculative characteristics and are subject to greater credit and market risk than higher rated securities. See the SAI for a description of applicable debt ratings.

ProLoan Risks. ProLoan mortgage-backed securities bear additional risks to those described above. For example, the Fund could experience additional interest rate risk, since ProLoan mortgage-backed securities will be subject to a potential interest rate lock period of up to 270 days, exclusive of extensions, which is substantially longer than the typical 45-to-60 day interest rate lock period. Also, ProLoan interest rates in new markets could be lower than the average market rate offered by most financial institutions for ordinary home mortgage loans in order to generate interest in the ProLoan program. As a result, the market value of these ProLoan mortgage-backed securities could be lower than the market value of comparable mortgage-backed securities.

In addition, the Fund's investment in ProLoan mortgage-backed securities requires it to commit funds for future purchases of such securities at rates that are set at the time of the commitment, with delivery of such securities taking place at a future date (approximately eight to ten months later). These securities involve the risk that the yield obtained in the transaction (and thus the value of the security) may be less favorable than the yield available in the market when the security is delivered. At the time the Fund makes the commitment to acquire ProLoan mortgage-backed securities, these commitments will be valued for purposes of determining the Fund's net asset value and the Fund's custodian will segregate cash or liquid assets equal to the value of the commitments, which will be marked to market daily. If the market value of the underlying commitments declines due to a rise in interest rates or otherwise, the Fund will segregate additional assets. Because the Fund will segregate cash and liquid assets in this manner, its liquidity and the Subadviser's ability to manage the Fund's portfolio might be affected in the event its when-issued purchases, forward commitments or short sale positions ever exceeded 33 1/3% of the value of its assets. In this event, the Fund would be required to liquidate a portion of its ProLoan commitments on the open market or pursuant to a contractual obligation with a Lender. On the date of securitization, the Fund will fulfill its obligations from securities that are then maturing or sales of securities held in the segregated account and/or from available cash flow. If the Fund disposes of the right to acquire a mortgage commitment prior to its acquisition it can incur a gain or loss due to market fluctuation. In the event that interest rates decline, it may be difficult for the Fund to obtain delivery of the ProLoans that secure the Fund's investments and the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for the ProLoans in the segregated asset account. The Fund does not intend to engage in ProLoan commitments for speculative purposes, but only in furtherance of its investment objective.

The ProLoan program depends upon the continued participation of the Lenders. There is no assurance that banks, mortgage lenders and other financial institutions in a particular metropolitan area will continue to participate in the ProLoan program. To the extent that the ProLoan program does not generate sufficient ProLoan mortgage-backed securities, the Fund will invest in other mortgage-backed securities and securities as described in this Prospectus.

The Fund has a secondary objective to promote employment in the home construction industry through the ProLoan program. However, there can be no assurance that the Manager will attempt to establish a ProLoan program in the area in which an investor is located. If the Manager does attempt to establish a ProLoan program in a particular metropolitan area, there can be no assurance that its attempt will be successful and there may be a substantial delay between an investor's purchase of Fund shares and the development of a ProLoan program in the area in which the investor resides. The terms of the ProLoan program typically vary from city to city based on the nature of the regional real estate, mortgage and banking industries. For example, the interest rate lock period on ProLoans in a particular metropolitan area will be established based on local market conditions and may range from 90 up to 270 days. ProLoan mortgage interest rates also will vary from city to city, depending on local market conditions. The Manager's administration of the ProLoan program may create a potential conflict of interest between it and the Fund's shareholders. For example, to the extent that the ProLoan program offers preferential loan terms to borrowers in a particular geographic area, which results in an increase in the employment of members of a union labor whose pension plan invests in the Fund, this benefit may be achieved at an additional cost to the Fund and all of its shareholders. Although the Fund's secondary objective is to promote employment in the home construction industry through the ProLoan program, trade union members whose pension plans invest in the Fund may benefit more than labor unions in general if a ProLoan program is established in the geographic area in which that union is located.

Commercial Mortgage-Backed Securities. CMBS transactions are securitizations of mortgage loans backed by commercial real estate. These pools of commercial loans typically are diversified by geographic location, property type, loan size and borrower. Other CMBS structures include pools of loans made to a single borrower, pools of loans backed by a small number of large loans, or pools that combine a few large loans with a more diversified pool of small loans. Commercial real estate typically includes office buildings, multi-family housing, retail, industrial/warehouse and hotels. For the most part, the loans are non-recourse to the borrower, which requires investors to rely on the property's cash flow and value to sustain their investment. The majority of the loans have amortization schedules considerably longer than the loan term, which requires a balloon payment usually after 10 years. The ability of the borrower to refinance and payoff a loan at the balloon date is a key risk to the cash flow volatility inherent in the CMBS structure.

Asset-Backed Securities. Asset-backed securities involve certain risks that do not exist with mortgage-related securities because they usually do not have the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not be sufficient to support payment on the securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral, or a third-party guarantee.

High Yield Bonds. The Fund may invest up to 15% of its total assets in debt securities rated lower than BBB- /Baa3 by S&P or Moody's, respectively, or similarly rated by another national rating agency or, are unrated, but determined to be of comparable quality by the Subadviser. Such securities are sometimes referred to as "junk bonds." Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of the Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, the Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. If, through a change in net asset value or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, the Subadviser would seek to take steps to protect the liquidity of the Fund's portfolio. The sale of illiquid securities may require more time and result in higher transaction costs and other selling expenses than the sale of liquid securities. Rule 144A securities will not be considered illiquid as long as the Subadviser determines, under guidelines approved by the Board of Directors, that an adequate trading market exists. The Fund's investment in 144A securities could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

The Fund's commitments to acquire ProLoan mortgage-backed securities will not be considered illiquid as long as the Fund has a valid contractual agreement with a third party to assume the commitments, or provided that the Manager determines, pursuant to guidelines established by the Board, that an adequate trading market exists for the commitments. To the extent that a secondary market source or a Lender becomes uninterested in purchasing the Fund's ProLoan commitments or refuses to honor its contractual commitment to the Fund, the Fund's ProLoan commitments would increase the level of illiquidity in its portfolio. As a result of such illiquidity, the Fund might not be able to sell these commitments when the Subadviser considers it desirable to do so or may have to sell them at a lower price than could be obtained if they were more liquid. These factors could have an adverse impact on the Fund's net asset value.

MANAGEMENT OF THE FUND

MANAGER

Capital Mortgage Management, Inc., located at 218 Henry Road, Manchester, Missouri 63011, is responsible for the management of the Fund and the ProLoan program. The Manager provides or oversees all administrative, investment advisory and portfolio management services for the Fund. The Manager was formed in 1997 to provide management services to the Fund. John W. Stewart, President of the Manager, formerly served as Controller/System Administrator of the pension fund for the Carpenters' District Council of Greater St. Louis from August 1988 to September 1997.

The Manager provides the Fund with office space, office equipment and personnel necessary to manage and administer the Fund's operations and the ProLoan program. In addition, the Manager also monitors the Subadviser's investment program and results.

The Fund paid the Manager a management fee equal to 0.15% of its average daily net assets during the fiscal year ending December 31, 2004.


INVESTMENT SUBADVISER

Principal Global Investors, LLC ("Principal") is located at 801 Grand Avenue, Des Moines, Iowa 50392. Principal and its affiliates manage more than $137.0 billion in assets worldwide, including over $74.7 billion in U.S. fixed income, primarily for pension and institutional clients. From June 1, 2000 to October 31, 2002, Principal Capital Income Investors, LLC, a wholly-owned subsidiary of Principal, served as Subadviser to the Fund. On October 31, 2002, Principal Capital Income Investors, LLC was merged into Principal, the current Subadviser, without any change to the portfolio managers, fees or investment subadvisory services provided to the Fund. At the direction of the Manager, the Fund pays the Subadviser a monthly fee equal to an annual rate of 0.165% of its average daily net assets.

In providing investment advisory services with respect to preferred securities and high yield securities in the Fund, the Subadviser utilizes the services of employees of two investment advisory firms affiliated with the Subadviser -- Spectrum Asset Management, Inc. ("Spectrum") with respect to preferred securities; and Post Advisory Group, LLC ("Post") with respect to high yield securities. The services utilized by the Subadviser, along with related office equipment and supplies, are governed by agreements between the Subadviser and each of Spectrum and Post and are deemed services provided to the Fund by the Subadviser; neither Spectrum nor Post are subadvisers to the Fund, nor are either Spectrum or Post liable to the Fund. The Subadviser remains at all times responsible for services it provides to the Fund utilizing any Spectrum or Post personnel. The Subadviser is solely responsible for compensating Spectrum and Post for the Subadviser's use of those firms' personnel, supplies and equipment under those agreements.


PORTFOLIO MANAGERS

Martin Schafer - Portfolio Manager. Marty is a portfolio management team leader for Principal. He specializes in managing mortgage-backed securities and high quality short, intermediate and long duration portfolios. Marty joined the firm in 1977. In the early 1980s, he developed the firm's secondary mortgage marketing operation and in 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985 and institutional portfolios in 1992. Marty holds a bachelor's degree in accounting and finance from the University of Iowa. He has NASD series 7 and 63 licenses.

William C. Armstrong, CFA - Portfolio Manager. Bill serves as a portfolio manager for Principal. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns and agencies. He joined the firm in 1992. Previously, Bill worked as a commissioned bank examiner for the Federal Deposit Insurance Commission. He received an MBA from the University of Iowa and a bachelor's degree from Kearney State College. Bill holds the Chartered Financial Analyst designation. He is a member of the Association for Investment Management and Research (AIMR) and is President of the Iowa Society of Financial Analysts.


Timothy R. Warrick, CFA - Portfolio Manager. Tim is a portfolio manager at Principal with responsibility for the corporate and U.S. multi-sector portfolios. His prior responsibilities with Principal include portfolio management of multi-sector portfolios, product development and fixed income credit analyst duties. Tim joined the firm in 1990. In 1996, he joined ReliaStar Investment Research, Inc. and was responsible for multiple sectors, including corporate bonds and leveraged bank loans. Tim rejoined the firm in 1998 as a portfolio manager. He received an MBA in finance from Drake University and a bachelor's degree in accounting and economics from Simpson College. Tim holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR). Tim joined the Fund's portfolio management team in June 2003.


Larry Post. Larry joined the Principal Financial Group in 2003 with over 30 years of investment experience, including 25 years in the high yield bond area. Prior to founding Post Advisory Group, Inc., the predecessor firm to Post Advisory Group, LLC, in 1992, he founded the high yield bond department at Smith Barney, and subsequently served as director of high yield research at Salomon Brothers and co-director of research and senior trader at Drexel Burnham Lambert. Larry received an MBA in Business Administration from the University of Pennsylvania's Wharton School of Business and a Bachelor's degree from Lehigh University.

Bernard M. Sussman. Mr. Sussman joined the Principal Financial Group in 2001 with over 25 years of investment experience. Prior to joining Spectrum Asset Management, Inc. in 1995, he was a general partner and head of the Preferred Stock area of Goldman Sachs & Co. At Goldman Sachs & Co., Mr. Sussman was responsible for sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He received both an MBA in finance and a bachelor's degree in industrial relations from Cornell University.


The Fund's SAI provides information about the compensation of the Fund's portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.


PURCHASE, REDEMPTION AND VALUATION OF FUND SHARES

Shares of the Fund are sold at net asset value without the deduction of any sales charge. The Fund offers to redeem its shares from its shareholders at any time at the next determined net asset value without the deduction of any sales charge or redemption fee. The redemption price may be paid either in cash or by a distribution in kind of securities held by the Fund.

PRICING OF FUND SHARES

The net asset value of the Fund is determined as of 4:00 p.m. Eastern time on each day on which the New York Stock Exchange is open for trading ("Business Day"). The Fund's net asset value per share is calculated by adding the value of its assets, subtracting its liabilities, and dividing the net assets by the number of shares outstanding.


Long-term debt securities, including mortgage-backed and asset-backed securities, will normally be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Any debt securities for which market quotations temporarily are unavailable from a pricing service are valued at a price supplied by the Subadviser, based on the average price obtained by the Subadviser from two independent broker-dealer firms (or only one, if only one broker-dealer firm is available to price the security). If prices from independent broker-dealer firms are not available, the Subadviser may value debt securities at a price based on its portfolio managers' and research and credit analysts' analysis according to good faith valuation procedures adopted by the Board of Directors. Any new issue for which the pricing service does not provide a price for more than 10 days after it is purchased by the Fund or, any security for which the price provided by a pricing service does not accurately reflect fair value in the opinion of the Subadviser or the fund accounting agent, will be valued by the Valuation Committee of the Board of Directors in consultation with the Subadviser and the fund accounting agent. Investment grade short-term obligations purchased with 60 days less to maturity are valued using the amortized cost method.

The Fund commits to acquire ProLoan mortgage-backed securities when such securities are issued up to 270 days after the origination of the underlying ProLoans. This "pipeline" of ProLoan mortgage commitments is valued at the price at which the Fund could assign the commitments to a third party, as long as this price is considered by the Manager to equal no more than fair market value. The formula for determining this price is as follows. The fund accounting agent calculates the coupon rate nearest to, but not greater than, the coupon rate that is 0.625% below the weighted average coupon rate for all ProLoans in the pipeline. The fund accounting agent then subtracts the spread between the forward prices for three-and one-month FNMA mortgage-backed securities, each with the same coupon rate as calculated above, from the three-month FNMA forward price, minus an additional 0.125%. The Manager has determined that this price is equivalent to the forward price of a six-month FNMA mortgage-backed security. See the SAI for additional valuation methods.

PURCHASING SHARES OF THE FUND


Fund shares are offered without a sales charge. Institutional investors must make an initial investment of at least $1 million, with no minimum amount for subsequent investments. The Manager may agree to lower this minimum investment requirement. There is no minimum investment required with respect to purchases by participants in and sponsors of 401(k) defined contribution plans.


Fund shares are sold without a sales charge at the net asset value next determined after the receipt of a request to purchase shares accompanied by immediately available funds. Shares of the Fund are offered and purchase orders accepted at the next determined net asset value. Net asset value is determined as of 4:00 p.m. Eastern time on each Business Day. The Fund reserves the right to reject any order for the purchase of shares and to limit or suspend, without prior notice, the offering of shares.

You may purchase Fund shares as follows:

BY WIRE -- To purchase by wire:

o Call the Fund's transfer agent toll-free at 1-877-923-5626 to obtain an account number (for new accounts only)
o     Complete and return your account application to the transfer agent
o     Instruct your bank to wire your investment to:

                US Bank, N.A.
                ABA #042000013
                Credit to: #130100789580
                FBO: Builders Fixed Income Fund
                Your name(s) _____________________
                Your account number ______________

BY DEPOSITING SECURITIES -- Shares of the Fund may be purchased in exchange for an investor's securities if the securities are acceptable to the Fund and satisfy applicable investment objectives and policies. Investors interested in exchanging securities must:

o Contact the Manager to acquire instructions regarding submission of a written description of the securities which the investor wishes to exchange.
o Represent that all such securities offered to the Fund are not subject to any sale restrictions.
o Within five business days after receipt of the written description, the Subadviser will advise the investor whether the securities to be exchanged are acceptable. There is no charge for this review by the Subadviser.
o Upon acceptance of such orders, the securities must be delivered in fully negotiable form within five days.

Securities accepted by the Fund must have a readily ascertainable value as determined by the Fund's custodian. Securities are valued in the manner described for valuing Fund assets in the section entitled "Valuation of Shares." Acceptance of such orders may occur on any day during the five-day period afforded the Subadviser to review the acceptability of the securities. The Subadviser will provide delivery instructions at the time of acceptance. A gain or loss for federal income tax purposes may be realized by the investor upon the exchange of securities, depending upon the adjusted tax basis and value of the securities tendered. The Fund will accept securities in this manner only for purposes of investment, and not for resale.

BY MAIL -- To purchase Fund shares by mail:
o     Complete and sign the account application
o     Mail your application and check to:

                Builders Fixed Income Fund, Inc.
                c/o Unified Fund Services, Inc.
                P.O. Box 6110
                (431 N. Pennsylvania Street for overnight deliveries) Indianapolis, IN 46206-6110

If you are making additional purchase of shares, include your account number on the check. Purchase checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Third party checks will not be accepted by the Fund.


In compliance with the USA PATRIOT Act the Fund's transfer agent will verify certain information on your account application as part of the Fund's Anti-Money Laundering Compliance Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Fund's transfer agent at 1-877-923-5626 if you need additional assistance when completing your application.


INVESTING THROUGH PRINCIPAL LIFE INSURANCE COMPANY

If you purchase Fund shares through Principal Life Insurance Company ("Principal Life") or a retirement plan, your ability to purchase and redeem shares will depend on the policies of that entity. Some policy differences will include:

      o     No minimum investment requirement
      o     Varying cutoff time for investments

Please contact Principal Life or your plan sponsor for a complete description of its policies. Copies of the Fund's annual report, semi-annual report and SAI are available from Principal Life or your plan sponsor.

Principal Life will perform recordkeeping and administrative services for its clients and it will charge a fee for these services. This fee is retained by Principal Life and is not shared with the Fund. Principal Life also will provide distribution and shareholder services that would otherwise be performed by the Fund's distribution coordinator and transfer agent. The Manager, in its role as the Fund's distribution coordinator, pays Principal Life the 12b-1 fees it receives from the Fund for these services. Principal Life is an affiliate of the Fund's Subadviser.

The Fund has an agreement with Principal Life that requires Principal Life to track the time investment orders are received and to comply with procedures relating to the transmission of orders. The Fund has authorized Principal Life to accept orders on the Fund's behalf up to the time at which the net asset value is determined. If those orders are transmitted to the Fund and paid for in accordance with the agreement, they will be priced at the net asset value next determined after your request is received in good order by Principal Life on behalf of the Fund.

REDEMPTION OF SHARES

You may sell your Fund shares on any Business Day.

Write a letter of instruction that includes:

o     your account name(s)
o     your account number
o     the dollar amount or the number of shares to be redeemed
o     how to send the proceeds to you (by check or wire*)
o your signature (the letter must be signed by an authorized person(s) in the exact name which appears on the account)
o     any legal documents, if required

* If you want to have the redemption proceeds wired to your bank account, provide the name, location, ABA or bank routing number and your bank account number. Your bank may charge a fee to receive the wire.

Mail your written instructions to:

      Builders Fixed Income Fund, Inc.
      c/o Unified Fund Services, Inc.
      P.O. Box 6110
      (431 N. Pennsylvania Street for overnight deliveries)
      Indianapolis, IN 46206-6110


To conform with the USA PATRIOT Act, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. You can obtain a new technology medallion signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-800-551-3998 if you have questions. At the discretion of the Fund or Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.


Your shares will be sold at the next net asset value calculated after your order is received in good order by the Fund's transfer agent. Any share certificates being sold must be returned with your redemption request. The share certificates must be properly endorsed or accompanied by a stock assignment with signature guaranteed by a bank, trust company or member of a recognized stock exchange. You generally will receive the redemption proceeds within seven (7) days after receipt of your redemption request. The redemption check will be sent to the address of record.

Suspension of redemptions. The Fund reserves the right to suspend redemptions or postpone the date of payment: (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings), or when trading on the Exchange is restricted, (b) at such time as an emergency exists as determined by the Securities and Exchange Commission ("SEC") so that disposal of a Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the Fund's shareholders.

If the shares being redeemed were purchased by check, payment may be delayed to verify that the check has been honored, normally not more than fifteen (15) days.

Redemptions in Kind. Although the Fund intends to redeem shares in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the Fund. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, if redemption is made in kind, shareholders who receive securities and sell them could receive less than the redemption value of their securities and could incur certain transaction costs.

POLICY ON MARKET TIMING


Prohibition on Market Timing. The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of the Fund's shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Fund typically requires a minimum initial purchase of $1 million and markets its shares directly to Taft-Hartley plans and other tax-exempt investors. The Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interests of the Fund or its shareholders or if the Fund thinks that trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares. The Board of Directors believes that the procedures described above reasonably should discourage market timing.


DISTRIBUTIONS


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. Dividends and other distributions paid on the Fund's shares are calculated at the same time and in the same manner. Dividends consisting of substantially all of the net investment income of the Fund normally are declared on each Business Day immediately prior to the determination of the net asset value and are payable to shareholders of record as of the opening of business on the day on which declared. Dividends are paid monthly. The Fund's net investment income will consist of dividends and interest (including original issue discount) accrued on the securities held by the Fund less applicable expenses of the Fund. Distributions of the Fund's realized net short-term capital gain and net capital gain (the excess of net long-term capital gain over net short-term capital loss) normally will be made annually.


Unless a shareholder elects otherwise by so notifying the Fund in writing, all dividends and other distributions on the Fund's shares will be automatically declared and paid in additional shares of the Fund. However, a shareholder may choose to have distributions of net capital gain paid in shares and dividends paid in cash or to have all such distributions and dividends paid in cash. An election may be changed at any time by delivering written notice that is received by the Transfer Agent at least ten days prior to the payment date for a dividend or other distribution.

TAX INFORMATION

The following summary deals only with the principal federal income tax consequences of the ownership of a share of the Fund. It does not deal with shares of the Fund held by special classes of taxpayers, such as dealers in securities or currencies, banks, life insurance companies, certain tax-exempt organizations, and individuals or entities whose functional currency is not the U.S. dollar or who are not included within the term "United States Person" as defined by the Internal Revenue Code of 1986, as amended (the "Code"). Similarly, this summary does not address shares of the Fund held as a hedge, interests hedged against currency or interest-rate risks, or interests that are part of a straddle or conversion transaction. The summary is based on the Code, its legislative history, existing and proposed regulations thereunder, published rulings and court decisions, all as currently in effect and all subject to change at any time, perhaps with retroactive effect. Prospective purchasers of shares of the Fund should consult their own tax advisors concerning the consequences of their particular circumstances under the Code and the laws of any relevant state, county, city, or other taxing jurisdiction applicable to the acquisition, ownership, and disposition of such shares.

TAXATION OF SHAREHOLDERS OF THE FUND

Dividends and Capital Gain Distributions. All dividends and capital gain distributions paid by the Fund, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal, state, and local income tax. The Fund contemplates that distributions to shareholders will be taxable primarily as ordinary income (principally from interest, original issue discount (discussed below) and market discount), although the Fund also anticipates making some distributions taxable to shareholders as capital gains and losses (principally from the disposition of portfolio securities).

Gain or Loss on Sale or Exchange of Fund Shares. You will recognize a taxable gain or loss when you sell or redeem shares of the Fund. The nature of that gain or loss, and the manner in which it is to be recognized for federal income tax purposes, depend primarily on (1) the length of time you have held the shares, and (2) whether the amount realized in the transaction--the cash proceeds or the fair market value of property received--exceeds your adjusted basis in the relinquished shares. In computing a shareholder's adjusted basis, the Code increases the original cost of the shares by the excess of the undistributed capital gains the shareholder is required to report over the tax (imposed on the RIC and) deemed to have been paid by the shareholder on such gains. In general, the exchange of Fund shares for other securities or property would also result in the current recognition of taxable gain or loss unless the exchange is part of a tax-qualified corporate reorganization under the Code.

Accrual of Original Issue Discount. To the extent the Fund invests in debt securities (such as zero coupon bonds) that include an "original issue discount" component (as that term is defined in applicable provisions of the Code and related regulations), the Fund--regardless of its regular method of tax accounting--must recognize that original issue discount as income as it accrues. As discussed above, this increases income and, in order to avoid the 4% excise tax on insufficient distributions, effectively requires the Fund to increase its cash distribution before it receives the cash to which the income is attributable. As a result, the Fund may be required to dispose of securities at an earlier time than it would have done in the absence of the original issue discount income. Such dispositions made to fund distribution requirements may themselves produce currently-taxable gains, requiring additional funds for distribution.

Dividends-Received Deductions. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from the Fund.

Distributions to Retirement Plans. Fund distributions received by a qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that contributors and beneficiaries are not required to report Fund distributions on their income tax returns when paid to the plan, but rather when the plan makes payments to the contributor or beneficiary. Special rules apply to payouts from Roth and Education IRAs.


Information Reporting and Backup Withholding. Each January, the Fund will send to U.S. shareholders (other than corporations and retirement plans) a statement showing all taxable distributions and redemption proceeds received during the calendar year. The Fund will be required to effect so-called "backup withholding" at the rate of thirty percent (28%) if a non-corporate U.S. shareholder fails to provide an accurate taxpayer identification number to the Fund, or if the Fund is notified by the Internal Revenue Service that the shareholder has failed to report certain amounts required to be reported on the shareholder's federal tax returns. Generally, the Fund's distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared


Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

DISTRIBUTION PLAN

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. This plan allows the Fund to pay distribution fees for the sale and distribution of its shares and for services provided to its shareholders. Under this Plan, the annual distribution and service fee payable to the Manager, as distribution coordinator, is 0.10% of the Fund's average daily net assets. Payments made to the Manager, as distribution coordinator, represent compensation for distribution and service activities, not reimbursement for expenses incurred. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS


The financial highlights table, which is derived from the Fund's financial statements, is intended to help you understand the Fund's financial performance for the fiscal years ended December 31, 1999 through December 31, 2004. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been has been audited by _____________________, whose report, along with the Fund's financial statements, are incorporated by reference in the SAI, which is available upon request.

PRIVACY NOTICE

The Fund may collect nonpublic information about you from the following sources:

o     Information we receive about you on applications or other forms;
o     Information you give us orally; and
o     Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed upon services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, such as a broker-dealer, bank, or insurance company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

                                     Manager
                        Capital Mortgage Management, Inc.
                                 218 Henry Road
                           Manchester, Missouri 63011

                                   Subadviser
                         Principal Global Investors, LLC
                                801 Grand Avenue
                             Des Moines, Iowa 50392

                                    Custodian
                                 U.S. Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202

                                 Transfer Agent
                           Unified Fund Services, Inc.
                                  P.O. Box 6110
                           Indianapolis, IN 46206-6110


                        Registered Public Accounting Firm


                              100 South 4th Street
                               St. Louis, MO 63102

                                  Legal Counsel
                               Thompson Coburn LLP
                                One US Bank Plaza
                               St. Louis, MO 63101

This Prospectus is intended for use in connection with defined benefit Taft-Hartley plans, defined contribution plans and other tax-deferred arrangements. A Statement of Additional Information ("SAI") about the Fund has been filed with the Securities and Exchange Commission ("SEC"), and is incorporated herein by reference. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Shareholders may make inquiries or request the SAI and the Fund's reports to shareholders without charge by calling or writing the Fund at the telephone number or the address listed on the cover page or by calling the Fund's transfer agent toll-free at (877) 923-5626. Information about the Fund may also be reviewed at the SEC's Public Reference Room in Washington, D.C. or through the SEC's Internet sight atwww.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Copies of information about the Fund may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or by electronic request at the following e-mail address: publicinfo@sec.gov. The Fund also maintains an Internet site at www.proloan.com. Copies of the Fund's Annual and Semi-Annual Reports are available on its website.


Investment Company Act of 1940 file number: 811-08273

                       STATEMENT OF ADDITIONAL INFORMATION

                        BUILDERS FIXED INCOME FUND, INC.


                                 April __, 2005


      Builders Fixed Income Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company.


      This Statement of Additional Information ("SAI") should be read in conjunction with the Prospectus for the Fund dated April __, 2005 ("Prospectus"). The Fund's annual report is incorporated herein by reference. A copy of the Prospectus and annual report may be obtained without charge by calling toll-free (877) 923-5626. This Statement of Additional Information is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus.

                                TABLE OF CONTENTS


FUND HISTORY...................................................................1

DESCRIPTION OF THE FUND........................................................1

FUND POLICIES.................................................................15

PORTFOLIO DISCLOSURE..........................................................17

MANAGEMENT OF THE FUND........................................................18

CODE OF ETHICS................................................................23

CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS................................23

PROXY VOTING PROCEDURES.......................................................23

INVESTMENT ADVISORY AND OTHER SERVICES........................................25

BROKERAGE ALLOCATION AND OTHER PRACTICES......................................31

PORTFOLIO TURNOVER............................................................32

CAPITAL STOCK.................................................................33

PURCHASE, REDEMPTION AND PRICING OF SHARES....................................33

TAX INFORMATION...............................................................37

UNDERWRITER...................................................................39

CALCULATION OF PERFORMANCE DATA...............................................40

ANTI-MONEY LAUNDERING PROGRAM.................................................41

FINANCIAL STATEMENTS..........................................................41

APPENDIX A:  DESCRIPTION OF BOND RATINGS......................................43

APPENDIX B:  RATINGS OF COMMERCIAL PAPER AND SHORT-TERM OBLIGATIONS...........46

APPENDIX C:  DERIVATIVES......................................................48

FUND HISTORY

      The Fund was incorporated under the laws of the State of Maryland on June 13, 1997. The Fund currently is comprised of one investment portfolio with one class of common stock, par value $0.01, although it has the authority to issue multiple series and classes of shares.

Prior to January 28, 1999, the Fund's name was "Builders Proloan Fund, Inc."

DESCRIPTION OF THE FUND

The Fund is a non-diversified, no-load, open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act").

The Fund may invest in the following types of instruments:

      Asset-Backed Securities - These securities do not have the benefit of the same security interest in the underlying collateral. Payment on asset-backed securities of private issuers is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or subordination. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity and manufactured housing loans. The Fund may also invest in other types of asset-backed securities available in the future. The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligation may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected payments will increase, while slower than expected prepayments will decrease yield to maturity. In calculating the average weighted maturity of the Fund, the maturity of asset-backed securities will be based on estimates of average life.

      Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates. Furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of a shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

      Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (e.g., credit card and automobile loan receivables as opposed to real estate mortgages). Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse against the entity that originated the loans or receivables. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, default may require repossession of the personal property of the debtor which may be difficult or impossible in some cases. Most issuers of automobile receivables permit the servicers to return possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the number of vehicles involved in a typical issuance and technical requirements under state law, the trustee for the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries of repossessed collateral may not, in some cases, be able to support payment on these securities.

      Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Fund's experiencing difficulty in valuing or liquidating such securities. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitation described under "Illiquid Securities" below.

      Bank Deposit Notes - Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt. The only structural difference between bank deposit notes and certificates of deposit is that interest on bank deposit notes is calculated on a 30/360 basis as are corporate notes/bonds. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.

      Bankers' Acceptances - Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

      Bank Obligations - For purposes of the Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in obligations issued by foreign banks and foreign branches of U.S. banks may involve risks that are different from investments in obligations of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks.

      Certificates of deposit issued by domestic branches of domestic banks do not benefit materially, and certificates of deposit issued by foreign branches of domestic banks do not benefit at all, from insurance from the Federal Deposit Insurance Corporation.

      Both domestic banks and foreign branches of domestic banks are subject to extensive governmental regulations, which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and costs of funds for the purpose of financing and lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

      Cash Equivalents - Cash equivalents include certificates of deposit, bearer deposit notes, bankers acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

      Certificates of Deposit - Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.

      Commercial Paper and other Short-Term Corporate Obligations - Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. The other corporate obligations in which the Fund may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount master demand notes) issued by domestic corporations bearing fixed, floating or variable interest rates.

      Convertible Securities - Convertible securities are fixed-income securities that the Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Fund may invest in convertible securities without regard to their ratings.

      Corporate Debt Securities - The Fund may invest in U.S. dollar-denominated corporate debt securities of domestic or foreign issuers.

      Debentures - The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations. Debentures are unsecured debt securities. The holder of a debenture is protected only by the general creditworthiness of the issuer.

      Derivatives - The Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Fund may enter into put or call options, futures contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes. See Appendix C - Derivatives.

Generally, the Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures. However, the Fund may be permitted to purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities even if the Fund is not allowed to invest in the underlying commodities or commodity contracts.

      Foreign Government Obligations - The Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities. Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and affect its share price. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Some countries also may have different legal systems that may make it difficult for the Fund to pursue legal remedies with respect to its foreign investments. There may be less publicly available information about a foreign government than about U.S. entities due to the differences in, or lack of, auditing and financial reporting standards. In addition, changes in the leadership or politics of certain foreign countries (such as emerging market countries) or in the countries that exercise a significant influence over those countries may halt the expansion of or reverse the liberalization of investment policies and adversely affect investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain foreign countries.

The value of the foreign government obligations held by the Fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed below, a fund may attempt to hedge its currency risks). In addition, the value of Fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell such securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.

      High Yield Bonds - High yield bonds are corporate bonds whose credit is rated below investment grade, based on the risk of default. High yield bonds are rated below Baa3 by Moody's Investors Service, Inc. ("Moody's") and below BBB-by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), are sometimes referred to as "junk bonds," and are considered speculative. High yield bonds are either original issues or fallen angels (those bonds previously rated investment grade but subsequently downgraded to non-investment grade). The credit ratings assigned by S&P and Moody's represent an assessment of the bond issuer's creditworthiness, that is, the company's ability to make interest and principal payments to bondholders. Since the financial condition of a non-investment grade company is not as strong as an investment grade company, non-investment grade companies are compelled to pay higher interest rates on their bonds than higher-rated borrowers. The higher the credit rating, the lower the interest rate; the lower the credit rating, the higher the interest rate.

      Illiquid Securities - The Fund may invest up to 15% of its net assets in illiquid securities, including securities having legal or contractual restrictions on resale or no readily available market. The Fund's commitments to acquire ProLoan mortgage-backed securities will not be considered to be illiquid so long as the Fund's manager, Capital Mortgage Management, Inc. (the "Manager"), determines, pursuant to guidelines established by the Board of Directors, that an adequate trading market exists for these commitments. To the extent that a secondary market source or a Lender becomes uninterested in purchasing the Fund's mortgage commitments or refuses to honor its contractual commitment to the Fund, the Fund's mortgage commitments could increase the level of illiquidity in its portfolio. As a result of such illiquidity, the Fund may not be able to sell these instruments when the Subadviser considers it desirable to do so or may have to sell them at a lower price than could be obtained if they were more liquid. These factors may have an adverse impact on net asset value. The sale of illiquid securities may require more time and result in higher transaction costs and other selling expenses than the sale of liquid securities.

      Other Investment Companies - The Fund may invest up to 10% of its total assets in the securities of other investment companies to the extent permitted by law.

      Loan Participation Interests - LPIs represent interests in bank loans made to corporations. The contractual arrangement with the bank transfers the cash stream of the underlying bank loan to the participating investor. Because the issuing bank does not guarantee the participations, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the investor to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the investor may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the issuer may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the investor are regarded as illiquid.

      Mortgage-Backed Securities - Mortgage-backed securities, which are derivatives, consist of collateralized mortgage obligations ("CMOs"), residential mortgage pass-through certificates and commercial mortgage-backed securities ("CMBS").

      Collateralized Mortgage Obligations - CMOs and real estate mortgage investment conduits ("REMICs") are debt securities collateralized by mortgages, or mortgage pass-through securities (the "Mortgage Assets"). CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as "tranches," which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are FNMA, a government sponsored corporation owned entirely by private stockholders and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by Federal Home Loan Banks. CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. REMICs are a mortgage securities vehicle, authorized by the Tax Reform Act of 1986, that hold residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. The REMIC itself is generally exempt from federal income tax, but the income from the mortgages is reported by investors. For investment purposes, REMIC securities are virtually indistinguishable from CMOs.

      CMOs may involve additional risks other than those found in other types of mortgage-related obligations. CMOs may exhibit more price volatility and interest rate risks than other types of mortgage-related obligations. During periods of rising interest rates, CMOs may lose their liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, that are unacceptable to the Fund based on the Fund's analysis of the market value of the security.

      Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

      The principal and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" "sequential pay" CMOs or REMIC Certificates), payment of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

      Additional structures of CMOs or REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those that are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

      Residential Mortgage Pass-Through Certificates - Mortgage pass-through certificates are issued by governmental, government-related and private organizations which are backed by pools of residential mortgage loans.


      (1) Government National Mortgage Association ("GNMA") Mortgage Pass-Through Certificates ("Ginnie Maes") - GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.

      (2) FHLMC Mortgage Participation Certificates ("Freddie Macs") - Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of FHLMC, security dealers and a variety of investors.

      (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes") - Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

      (4) Mortgage-Related Securities Issued by Private Organizations - Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.


      Commercial Mortgage-Backed Securities - CMBS transactions are securitizations of mortgage loans backed by commercial real estate. Pools of commercial loans that are diversified by geographic location, property type, loan size and borrower back the majority of CMBS deals. Other CMBS structures include pools of loans made to a single borrower, pools of loans backed by a small number of large loans, or pools that combine large loans with a more diversified pool of small loans. Property types typically include office buildings, multi-family housing, retail, industrial/warehouse and hotels.

      CMBS typically are structured as sequential-pay bonds and receive credit ratings from AAA through Not Rated. The majority of investment grade bonds are rated by two or more rating agencies, while at least one rating agency will rate below investment grade bonds. Sequential-pay means that all principal collected from the loan payments each month are applied to the highest rated bond until that bond is paid off, and then the next bond in the structure will begin to receive principal. Balloon payments, voluntary prepayments and proceeds from the sale of foreclosed properties are also applied in this manner. The highest rated bonds are also senior to those bonds rated lower when receiving interest payments. The lower rated bonds in the structure act as credit enhancement to those bonds rated higher as any losses incurred by the pool are applied to the lowest rated bond until the balance equals zero and then the losses are applied to the next lowest rated bond. The subordination levels required by the rating agencies at each rating level reflect the credit quality of the collateral as the subordination provides protection from credit loss. Higher subordination levels indicate lower credit quality.

      The loans are well call protected with an initial lockout period of 2-3 years, and then defeasance and/or yield maintenance until 3-6 months prior to the maturity date. For the most part, the loans are non-recourse to the borrower, which requires investors to rely on the property's cash flow and value to sustain their investment. The majority of the loans have amortization schedules considerably longer than the loan term, which requires a balloon payment usually after 10 years. If a borrower is unable to make a scheduled balloon payment, the servicer has the ability to modify the loan, which could result in an extension of the loan term and the average life of the investment. If a loan goes into default and the property is foreclosed, the special servicer has up to 3 years to sell the property out of the trust, which could also result in an extension of the balloon payment. While the loan is in default and being worked out, the servicer is required to advance the monthly loan payments which helps avoid cash flow interruption to bond holders. However, the servicer is not required to advance the balloon. The ability of the borrower to refinance and payoff a loan at the balloon date is a key risk to the cash flow volatility inherent in the structure.

      Mortgage Dollar Rolls - The Fund may enter into mortgage dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar, but not identical, securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the Fund's investment performance. The Fund's custodian will segregate cash or liquid assets until the settlement date, in an amount equal to the forward purchase price. There is no assurance that mortgage dollar rolls can be employed successfully.

      Mortgages - The Fund may purchase mortgages in the form of whole loans or participations. The Fund will invest only in residential and multi-family mortgage loans and whole loan participations that have been underwritten and originated to secondary market underwriting standards. Although mortgages bear the same risks as mortgage-backed securities, there are additional risks to be considered. Privately-issued mortgage-related securities typically are not guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises but such securities are generally structured with one or more types of credit enhancement such as a guarantee, subordination, insurance policies or letters of credit obtained by the issuer or sponsor from third parities, through various means of structuring the transaction or through a combination of such approaches. In addition, although the Fund treats each mortgage-related portfolio as a separate issuer, concentration in issues of mortgage-related securities within the Fund, sponsored by the same sponsor or serviced by the same servicer, may involve certain risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the security holders on a periodic basis. Upon insolvency of the servicer, the security holders may be at risk with respect to collections received by the servicer but not yet delivered to the security holders. In addition, a sponsors' transfer of assets to a trust or other pooling vehicles may not represent a true sale and, upon insolvency of the sponsor, the security holders of the trust or other pool may be at risk with respect to the assets transferred to the trust or pool by the sponsor.

      Mortgages are illiquid in nature and, as such, may be difficult to sell when the Subadviser considers it desirable to do so or may have to be sold at a price lower than could be obtained if they were more liquid. The Fund's investment in mortgages is subject to the limitation on illiquid securities set forth under "Fund Policies" below.

      Foreclosure Risk - In cases in which the Fund invests directly in mortgage loans, it is anticipated that the mortgage loan will be secured by a deed of trust or mortgage, depending upon the prevailing practice in the state in which the subject property is located. Foreclosure of a deed of trust may be accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust which authorizes the trustee to sell the property upon any default by the borrower under the terms of the note or deed of trust. Foreclosure of a mortgage generally is accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary party defendants. The borrower may seek bankruptcy protection in an attempt to delay or avert a foreclosure and/or assert other defenses to the proceedings. Any bankruptcy filing will, and the assertion of other defenses may, significantly delay the proceedings and increase the expenses incurred by the lender in prosecuting the proceedings, and could result in a reduction of the secured debt in the event of a "cramdown" by a bankruptcy court. A cramdown occurs when a judge approves a bankruptcy plan over the objections of the company's minority shareholders. Depending upon market conditions, the net proceeds of the sale of the property after foreclosure, fix-up, and selling expenses may be less than the Fund's investment.

      In some states, after foreclosure and sale, the borrower and foreclosed junior lienholders are given a statutory period in which to redeem the property from the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. Consequently, the practical effect of the redemption right is often to force the lender to retain the property and pay the expenses of ownership until the redemption period has run.

      Preferred Securities - The Fund may invest in preferred securities, primarily in those of U.S. companies rated Baa3 or higher by Moody's or BBB- or higher by S&P or, if unrated, of comparable quality in the opinion of the Subadviser. Preferred securities pay dividends at a specified rate and have "preference" over common stock in the payment of dividends and the liquidation of assets. This means that a company must pay dividends on its preferred securities before paying on any dividends on its common stock, and the claims of preferred shareholders are ahead of common shareholders' claims on assets in corporate liquidation. Preferred shareholders, however, usually have no right to vote for corporate directors or on other matters. Preferred securities pay a fixed stream of income to investors, and these income payments are the primary source of long-term investment returns on preferred securities. Preferred securities share many investment characteristics with bonds; therefore, the risks and potential rewards of investing in preferred securities are more similar to those associated with a bond fund than a stock fund.

      Ratings of Obligations - Where available, the Fund utilizes ratings provided by Moody's and S&P in order to determine eligibility of long-term obligations, commercial paper, and short-term obligations. Descriptions of the bond ratings used by those two nationally recognized statistical rating organizations are contained in Appendix A. Descriptions of the commercial paper ratings and short-term notes ratings used by those two nationally recognized statistical rating organizations are contained in Appendix B. In the event that neither Moody's nor S&P rates a particular security, similar ratings assigned by other nationally recognized statistical rating organizations may be considered or, if no such similar ratings are available, the Subadviser will determine a comparable rating.

      Repurchase Agreements. A repurchase agreement is an arrangement under which the Fund purchases securities and the seller agrees, at the time of sale, to repurchase the securities at a specified time and price. Repurchase agreements provide a means to earn income on funds for periods as short as overnight. The repurchase price may be higher than the purchase price, the difference being income to the purchaser, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the purchaser together with the repurchase price on repurchase. In either case, the income to the purchaser is unrelated to the interest rate on the securities subject to the repurchase agreement. Repurchase agreements are considered to be loans under the 1940 Act.

      The Fund may enter into repurchase agreements with any bank or registered broker-dealer who, in the opinion of the Board, presents a minimum risk of bankruptcy during the terms of the agreement based upon guidelines which periodically are reviewed by the Board. The Fund typically enters into repurchase agreements as a short-term investment of its idle cash in order to earn income. In the event that a seller fails to repurchase the securities, the Fund may incur a loss if the proceeds to the Fund from the sale of the securities to a third party are less than the repurchase price. If a seller declares bankruptcy, the Fund might be delayed, and incur costs, in selling the collateral for its benefit. Repurchase agreements are considered to be loans by an investment company. The Subadviser monitors the creditworthiness of the financial institutions with which the Fund enters into repurchase agreements.

      Reverse Repurchase Agreements. The Fund may borrow funds by entering into reverse repurchase agreements. Under these types of agreements, the Fund will sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value of at least 100% of the repurchase price (including accrued interest), and subsequently will monitor the segregated assets to ensure that the required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company. The Fund will not borrow money in excess of 33 1/3% of its total assets (including through reverse repurchase agreements) less all liabilities and indebtedness other than the bank or other borrowings.

      Securities Lending - The Fund may lend its securities in accordance with the following conditions: (1) the Fund must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral;
(3) the Fund must be able to terminate the loan after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the Board must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board to vote proxies. While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Board to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. The Fund currently does not intend to engage in securities lending absent prior Board approval.

      Separately Traded Registered Interest and Principal Securities ("STRIPs") and Zero Coupon Obligations - The Fund may invest in instruments known as "stripped" securities. These instruments include U.S. Treasury bonds and notes and federal agency obligations on which the unmatured interest coupons have been separated from the underlying obligation. Such obligations are usually issued at a discount to their "face value," and because of the manner in which principal and interest are returned may exhibit greater price volatility than more conventional debt securities. The Fund may invest in "interest only" stripped securities that have been issued by a federal instrumentality known as the Resolution Funding Corporation and other stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the STRIPS program. Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The Fund may also invest in instruments that have been stripped by their holder, typically a custodian bank or investment brokerage firm, and then resold in a custodian receipt program under names such as TIGRs and CATS.

      Although stripped securities do not pay interest to their holders before they mature, federal income tax rules require the Fund each year to recognize a part of the discount attributable to a security as interest income. This income must be distributed along with the other income the Fund earns. To the extent shareholders request that they receive their dividends in cash rather than reinvesting them, the money necessary to pay those dividends must come from the assets of the Fund or from other sources such as proceeds from sales of Fund shares and/or sales of portfolio securities. The cash so used would not be available to purchase additional income-producing securities, and the Fund's current income could ultimately be reduced as result.

      The Fund may acquire zero coupon bonds. Such obligations will not result in the payment of interest until maturity and typically have greater price volatility than coupon obligations. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. These actions may occur under disadvantageous circumstances and may reduce the Fund's assets, thereby increasing its expense ratio and decreasing its rate of return. Zero coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

      Short Sales. - The Fund may engage in short sales against the box, which involve selling a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale to hedge against anticipated declines in the market price of ProLoan mortgage-backed securities or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited. The Fund will segregate cash or liquid securities in the amount of its short position, and the segregated assets will be marked to market daily.

      U.S. Government Securities - U.S. Government securities are issued or guaranteed by the U.S. Government and include U.S. Treasury obligations (see definition below) and securities issued by U.S. agencies and instrumentalities.

      U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Agency for International Development, Student Loan Marketing Association and International Bank of Reconstruction and Development.

      Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

      The Fund may also invest in U.S. dollar-denominated obligations issued by a foreign government, or any of its political subdivisions, authorities, agencies or instrumentalities or by supranational organizations (such as the World Bank).

      U.S. Treasury Obligations - U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and STRIPS (described above).

      Variable or Floating Rate Obligations - A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Variable or floating rate obligations may be secured by bank letters of credit.

      Variable and floating rate instruments are not frequently rated by credit rating agencies. However, in determining the creditworthiness of unrated variable and floating rate instruments and their eligibility for purchase by the Fund, the Subadviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument. Participation interests provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Subadviser has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

      When-Issued and Forward Commitments - The Fund may purchase U.S. Government and other securities that are permissible investments of the Fund on a when-issued basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place on a later date. When-issued and forward commitment securities may be sold prior to the settlement date. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, cash or liquid securities such as U.S. Government securities or other appropriate high grade debt obligations equal to the value of the when-issued or forward commitment securities will be segregated by the Fund's custodian and will be marked to market daily. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of securities held in the segregated asset account and/or from available cash flow. If the Fund disposes of the right to acquire a when-issued or forward commitment security prior to its acquisition or disposes of its right deliver against a forward commitment, it can incur a gain or loss due to market fluctuation. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Fund to "roll-over" its purchase commitment, the Fund may receive a negotiated fee.

      There is always a risk that the securities may not be delivered and that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course, which may take substantially more than five business days for mortgage-relates securities, are not treated by the Fund as when-issued or forward commitment transactions.

FUND POLICIES

The following restrictions have been adopted by the Fund and may be changed only by the majority vote of the Fund's outstanding shares, which as used herein means the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders' meeting or (b) more than 50% of the shares of the Fund.

The Fund may not:


      1. Invest more than 25% of its total assets in the securities of companies primarily engaged in only one industry other than: (1) the U.S. Government, its agencies and instrumentalities; and (2) the home construction industry. Finance companies as a group are not considered a single industry for purposes of this policy.

      2. Act as an underwriter (sell securities for others), except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities or the sale of its own shares under federal securities laws.

      3. Borrow money or property in excess of 33 1/3% of its total assets (including the amount borrowed and through reverse repurchase agreements and mortgage dollar rolls) less all liabilities and indebtedness other than the bank or other borrowings, except that the Fund may borrow up to an additional 5% of its total assets for temporary defensive purposes.

      4. Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in mortgages, mortgage-related securities, derivative mortgage-backed securities and other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts.

      5. Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling financial instruments (such as options and futures contracts) or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

      6. Lend Fund securities in excess of 20% of its net assets. In making loans the Fund receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the Subadviser believes the opportunity for additional income outweighs the risks.

      7. Make loans to any person or firm, except that the Fund may enter into repurchase agreements, lend its investment securities to broker-dealers or other institutional investors and acquire whole loan or participation mortgages for investment purposes in accordance with the guidelines stated in the Prospectus; provided, however, that the making of a loan shall not be construed to include the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed.

      8. Purchase from or sell portfolio securities to its officers, Directors or other "interested persons" of the Fund, as defined in the Investment Company Act of 1940, including its investment adviser, its investment subadviser and their affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

      9. Issue senior securities (including borrowing money from banks and other entities and through reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the proceeds of senior securities issued).


The following non-fundamental investment restrictions apply to the Fund and may be changed with respect to the Fund by a majority vote of the Fund's Board of Directors (the "Board").

      1. The Fund may invest up to 10% of its total assets in the securities of other investment companies to the extent permitted by law. The Fund may incur duplicate advisory or management fees when investing in another mutual fund.

      2. The Fund may not invest in warrants; provided, however, that this shall not prevent the Fund from owning warrants that are attached to, or granted by virtue of ownership of, investments in which the Fund is authorized to invest.

      3. The Fund may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments and engage in short sales). Under normal market conditions, the Fund does not intend to commit more than 33 1/3% of its total assets to these practices. The Fund does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Fund will designate cash or liquid high-grade debt securities at least equal in value to its when-issued and forward commitments to purchase the securities and its short sale positions. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Fund's total assets the same as securities it owns.

      4. The Fund may not invest more than 15% of its net assets in securities that lack an established secondary trading market or are otherwise considered illiquid, including time deposits and repurchase agreements that mature in more than seven days. In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the Fund's Subadviser, under guidelines established by the Board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

      5. For temporary investment purposes, the Fund may invest 100% of its total assets in cash and cash-equivalent short-term obligations. The cash-equivalent investments the Fund may use are short-term U.S. government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's or S&P or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks.


PORTFOLIO DISCLOSURE

The Fund files a schedule of portfolio investments with the SEC on Form N-Q within 60 days after the end of the Fund's first and third fiscal quarters, and in connection with the N-CSR filing after the close of its second and fourth fiscal quarters. The Fund, the Manager and the Subadviser may disclose information regarding the Fund's portfolio securities only in a manner consistent with the antifraud provisions of the federal securities laws and applicable fiduciary duties. Divulging nonpublic portfolio holdings to selected third parties is permissible only when the Fund has a legitimate business purpose for doing so and the recipients are subject to a duty of confidentiality, including a duty to not trade on the non-public information. The Fund, the Manager and the Subadviser each have adopted a policy of disclosing portfolio holdings information to third parties only to the extent required by federal law, and to the following third parties, so long as such third party has agreed, or is legally obligated, to maintain the confidentiality of the information:

      1. Daily to the Fund's portfolio pricing service to obtain prices for portfolio securities;
      2. Monthly to Wilshire Associates in connection with portfolio analytics provided by Wilshire to assist the sub-adviser in monitoring the Fund's performance;
      3. Upon proper request to government regulatory agencies or to self regulatory organizations;
      4. As needed to Deloitte & Touche LLP, the Fund's independent public accountants, in connection with the performance of the services provided by Deloitte & Touche to the Fund;
      5. Periodically to Lipper Analytical Services and Morningstar to facilitate analysis provided by those rating organizations;
      6. To the Subadviser's proxy service provider to facilitate voting of proxies;
      7. To the Fund's custodian or fund accounting agent in connection with the services provided by such parties to the Fund; and
      8. To such other third parties as the Fund's, the Manager's or the Subadviser's Chief Compliance Officer or legal counsel for the Fund, the Manager or the Subadviser agrees in writing to provide such information in connection with the performance of a legitimate business purpose and for which such third party agrees to maintain the confidentiality of the information prior to the information being disclosed.

      Any agreement by which the Fund or any party acting on behalf of the Fund agrees to provide Fund portfolio information to a third party, unless the third party is a regulator or has a duty to maintain the confidentiality of such information, must be approved by the Fund's CCO, the President of the Fund, the appropriate service provider's CCO or legal


MANAGEMENT OF THE FUND

      Board of Directors. The Board provides broad supervision over the Fund's affairs. Capital Mortgage Management, Inc. is responsible for the management of the Fund and the ProLoan program, and the Fund's officers are responsible for the Fund's operations. The directors and officers of the Fund are listed below, together with their principal occupations during the past five years.

                                                          Independent Directors

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 # of
                                                                                                 Portfolios
                              Position(s)    Term of                                             in Fund
                              Held with      Office and                                          Complex        Other
                              the            Length of       Principal Occupation(s) During      Overseen       Directorships
 Name, Address and Age        Company        Time Served     Past Five Years                     by Director    Held by Director
-----------------------------------------------------------------------------------------------------------------------------------
Michael J. Lauer (xx)         Independent    Life Term;      Pending                                   1        Pending
                              Director       Since 2004

-----------------------------------------------------------------------------------------------------------------------------------
Joseph A. Montanaro (65)      Independent    Life Term;      Executive Director, Directed              1        None
3221 McKelvey Road,           Director       Since 1997      Account Plan (formerly TWA Pilots
Suite 105                                                    DAP 401(k)), (July 1993 -
Bridgeton, MO 63044                                          present) and Chairman of
                                                             Investment Committee (Oct.
                                                             1991 - July 1993); Co-Trustee, TWA
                                                             Flight Engineers Trust Plan (1976
                                                             - Oct. 1991).
-----------------------------------------------------------------------------------------------------------------------------------
Dennis F. Penkalski (61)      Independent    Life Term;      Retired (August 2001-present);            1        None
W 275 S8840 Hidden Lake       Director       Since 2001      Former Executive Secretary,
Dr.                                                          Treasurer (1995-2001) Milwaukee &
Mukwonago, WI 53149                                          Southern Wisconsin Regional
                                                             Council of Carpenters
-----------------------------------------------------------------------------------------------------------------------------------
James D. Slebiska (59)        Independent    Life Term;      Central District Vice-President,          1        Fifth District
4281 NE 38th Street           Director       Since 1999      United Brotherhood of Carpenters                   General Executive
Des Moines, IA  50317                                        and Joiners of America (Oct.                       Board, United
                                                             1969-present).                                     Brotherhood
                                                                                                                of Carpenters
-----------------------------------------------------------------------------------------------------------------------------------
Bobby J. Yeggy (57)           Independent    Life Term;      Vice-President, Midwestern                1        Midwestern District
6910 N. Main Street,          Director       Since 2003      District United Brotherhood of                     General Executive
Unit 9                                                       Carpenters 2001-present; Director                  Board, United
Granger, IN 46530                                            of Organizing Resources, United                    Brotherhood of
                                                             Brotherhood of Carpenters                          Carpenters
                                                             1996-2001; and
                                                             Secretary/Treasurer, Northeast
                                                             Indiana District Council of
                                                             Carpenters 1991-1996.
-----------------------------------------------------------------------------------------------------------------------------------


                                                          Interested Directors & Officers

-------------------------------------------------------------------------------------------------------------------
                                                                                                 # of
                                                                                                 Portfolios
                                             Term of                                             in Fund
                              Position(s)    Office and                                          Complex        Other
                              Held with      Length of       Principal Occupation(s)             Overseen       Directorships
Name, Address and Age         the Company    Time Served     During Past Five Years              by Director    Held by Director
-----------------------------------------------------------------------------------------------------------------------------------
 John W. Stewart* (45)        Chairman,      Life Term;      President, Capital Mortgage               1        None
 218 Henry Road               President,     Since 1997      Management, Inc. (July
 Manchester, MO 63011         Treasurer                      1997-Present);
                              and                            Controller/System
                              Secretary                      Administrator, Carpenters'
                                                             District Council of Greater
                                                             St. Louis (August
                                                             1988-July 1997)
-----------------------------------------------------------------------------------------------------------------------------------
Terry Nelson* (63)            Director       Life Term;      Executive Secretary and                   1        United Way since
1401 Hampton Avenue                          Since 1997      Treasurer, Carpenters'                             1993
St. Louis, MO 63139                                          District Council of Greater
                                                             St. Louis (Aug.
                                                             1993-present); Managing Trustee,
                                                             Carpenters' District Council
                                                             of Greater St. Louis pension
                                                             fund, health and welfare fund and
                                                             vacation fund (Aug. 1993-present);
                                                             Business Representative,
                                                             Carpenters' District Council
                                                             of Greater St. Louis
                                                             (1981-Aug. 1993)
-----------------------------------------------------------------------------------------------------------------------------------
Michael Stewart* (44)         Chief          Life Term;      VP of Operations, Chief                   1        None
218 Henry Road                Compliance     Since 2004      Compliance Officer, Capital
Manchester, MO 63011          Officer                        Mortgage Management Inc.
                                                             (February of 2002-Present)
                                                             Director of Marketing and
                                                             Operations, Centerline BTI
                                                             (Feb. 1998-Jan. 2002)
                                                             Assistant Store Manager,
                                                             J.C. Penney Co. (May
                                                             1980-Jan.1998)
-----------------------------------------------------------------------------------------------------------------------------------

* Mr. John Stewart is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, due to his position as President of the Fund's Manager. Mr. Nelson may be deemed to be an interested person of the Fund due to his position as a Trustee of a pension fund that owns more than 5% of the Fund's shares. Mr. Mike Stewart is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, due to his position as Chief Compliance Officer of the Fund and it's Manager.

Board Committees

      The Board has three standing committees as described below:


-----------------------------------------------------------------------------------------------------------------------------------
Audit Committee
-----------------------------------------------------------------------------------------------------------------------------------
Members                               Description                                                # of Meetings during Past
-------                               -----------                                                -------------------------
                                                                                                         Fiscal Year
                                                                                                         -----------
James D. Slebiska                     Responsible for advising the full Board with               The Committee met _____ times
Joseph A. Montanaro                   respect to accounting, auditing and financial              during the period ended
Dennis F. Penkalski                   matters affecting the Fund.                                December 31, 2004.
Bobby J. Yeggy

-----------------------------------------------------------------------------------------------------------------------------------
Code of Ethics Review Committee
-----------------------------------------------------------------------------------------------------------------------------------
Members                               Description                                                # of Meetings during Past
-------                               -----------                                                -------------------------
                                                                                                         Fiscal Year
                                                                                                         -----------

John W. Stewart                       The Committee's function is to investigate any             None. Only meets as necessary.
Joseph A. Montanaro                   suspected violation of the Code and to impose
                                      sanctions.

-----------------------------------------------------------------------------------------------------------------------------------
Valuation Committee
-----------------------------------------------------------------------------------------------------------------------------------
Members                               Description                                                # of Meetings during Past
-------                               -----------                                                -------------------------
                                                                                                         Fiscal Year
                                                                                                         -----------

Any one director (including John W.   Responsible for (1) monitoring the valuation of            The Committee met _____times
Stewart) shall constitute a           the Fund's securities and other investments; and           during the period ended
quorum of the Valuation               (2) as required by the Fund's valuation                    December 31, 2004.
Committee.                            policies, when the full Board is not in session,
                                      determining the fair value of illiquid and other
                                      holdings after consideration of all relevant
                                      factors, which determinations shall be reported
                                      to the full Board.

-----------------------------------------------------------------------------------------------------------------------------------

Board Interest in the Fund

      As of December 31, 2004, the Directors own the following amounts in the
Fund:


-----------------------------------------------------------------------------------------------------
                                                              Aggregate Dollar Range of Equity
                                   Dollar Range of        Securities in all Registered Investment
                                  Equity Securities       Companies Overseen by Director in Family
         Name of Director           in the Fund                   of Investment Companies
-----------------------------------------------------------------------------------------------------
Terry Nelson (1)
Dennis F. Penkalski
James D. Slebiska
Joseph A. Montanaro
Bobby J. Yeggy
Michael J. Lauer                      None                                None



(1) Denotes a director who may be deemed an "interested person" of the Fund under the 1940 Act due to his position as Trustee of a pension fund that owns shares of the Fund. Please see "Control Persons and Principal Security Holders".

Compensation

      The Fund compensates each Independent Director by an annual fee of $2,000. Directors also are reimbursed for any expenses incurred in attending meetings. For its fiscal year ended December 31, 2004, the Fund expects to pay the following compensation to its independent directors:


                                                                  Pension or
                                                                  Retirement
                                                                   Benefits       Estimated      Total Compensation
                                                  Aggregate       accrued as        annual       from Fund and Fund
                                                Compensation     part of Fund   benefits upon     Complex paid to
Name of person and position                       from Fund        expenses       retirement         Directors
--------------------------------------------------------------------------------------------------------------------
Joseph A. Montanaro, Independent Director
Dennis F. Penkalski, Independent Director
James D. Slebiska, Independent Director              $0               $0              $0                 $0
Bobby J. Yeggy, Independent Director                 $0               $0              $0                 $0
Michael J. Lauer                                     $0               $0              $0
--------------------------------------------------------------------------------------------------------------------

CODE OF ETHICS

The Fund, the Manager and the Subadviser have each adopted a Code of Ethics pursuant to Rule 17j-1 of the Investment Company Act of 1940, as amended. Each Code permits personnel subject to the Code to invest in fixed income securities that may be purchased or held by the Fund, subject to certain reporting requirements and restrictions imposed by the Code.

CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS


      A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control. As of April 1, 2005, the following shareholders were considered to be either a control person or principal shareholder of the Funds:



                           Builders Fixed Income Fund

-----------------------------------------------------------------------------------------------
Name and Address                               Shares      % Ownership     Type of Ownership
-----------------------------------------------------------------------------------------------
Carpenters' Pension Trust
1401 Hampton Avenue
St. Louis, MO 63139-3159

Carpenters Pension Fund of Illinois
P.O. Box 791,
28 North First Street
Geneva, IL 60134

Building Trades United Pension Trust
Milwaukee and Vicinity
P.O. Box 530
Elm Grove, WI 53122

Chicago District Council of Carpenters
12 East Erie Street
Chicago, IL 60611
-----------------------------------------------------------------------------------------------


      All directors and officers of the Fund as a group own less than 1% of the outstanding shares of the Fund. Terry Nelson, a director of the Fund, is managing trustee of the pension fund of the Carpenters' Pension Trust described above.

PROXY VOTING PROCEDURES

      The Board of Directors believes that the Subadviser, as the entity that selects the individual securities that comprise the Fund's portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by the Fund. The Fund therefore defers to, and relies on, the Subadviser to make decisions on how to cast proxy votes on behalf of the Fund, subject to the supervision of the Board of Trustees. The Fund's proxy voting policies are summarized below.

Policies of the Fund's Subadviser

      It is the Subadviser's policy to vote all proxies received by the Fund in a timely manner. Upon receiving each proxy the Subadviser reviews the issues presented and makes a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Subadviser considers information from a variety of sources in evaluating the issues presented in a proxy. The Subadviser does not solicit or consider the views of individual shareholders of the Fund in voting proxies. The Subadviser generally supports policies, plans and structures that it believes provides quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the Subadviser generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment. Because voting proxies of foreign securities may entail additional costs to the Fund, the Subadviser considers the costs and benefits to the Fund in deciding whether or not to vote a particular proxy.

      The Subadviser's proxy voting procedures adhere to the following broad principles:

      1. To vote shares of common stock in the long-term economic best interest of the Subadviser's clients.
      2. To act solely in the interest of clients in providing for ultimate long-term stockholder value.
      3. To act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.
      4. Defer to management all matters of a routine administrative nature, including but not limited to: selection of auditors, increasing the authorized number of shares, and election of unopposed directors.
      5. Abstain from voting on shareholder social, political and environmental proposals, except those proxies which involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interests of the corporation and its shareholders, which we oppose.
      6. Carefully analyze and decide upon issues having the potential for significant economic impact.

      The Board of the Fund has approved the Subadviser's proxy voting policies and procedures. The Board will monitor the implementation of these policies to ensure that the Subadviser's voting decisions:

o are consistent with the Subadviser's fiduciary duty to the Fund and its shareholders;

o     seek to maximize shareholder return and the value of Fund investments;

o     promote sound corporate governance; and

o     are consistent with the Fund's investment objective and policies.

Conflicts of Interest

      The Subadviser is responsible for identifying proxy voting proposals that present a conflict of interest in accordance with such criteria as the Subadviser establishes from time to time. In situations where there is a conflict of interest between the interests of the Subadviser or its affiliates and the interests of the Fund, the Subadviser will abstain from making voting decisions and to forward all necessary proxy voting materials to the Manager, who will provide the information to the Audit Committee and request that the Committee make a voting decision. Only those directors in the Committee with no conflict of interest will be permitted to participate in the decision of how the Fund's vote will be case. The Committee shall notify the Subadviser of its final decisions on the matter and the Subadviser will vote in accordance with the Committee's decision.

More Information

      The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ending June 30, 2004) will be available without charge, upon request by calling toll-free, 1-(877) 923-5626 or by accessing the SEC's website at www.sec.gov. In addition, a copy of the Fund's proxy voting policies and procedures is available by calling 1-(877) 923-5626 and will be sent within three business days of receipt of a request.

INVESTMENT ADVISORY AND OTHER SERVICES

      Manager. Capital Mortgage Management, Inc., the Fund's Manager, is paid a management fee by the Fund as compensation for its management services with respect to the Fund and the ProLoan program, plus it directs the Fund to pay all fees payable to the Subadviser on the Manager's behalf. The Management Agreement between the Manager and the Fund initially was approved by the Board and the initial shareholder of the Fund effective as of September 24, 1997. John W. Stewart, President, Treasurer, Secretary and a Chairman of the Fund, owns all of the issued and outstanding stock of the Manager.


      At a meeting held on September 1, 2004, the Board considered whether to continue the Management Agreement between the Fund and Capital Mortgage Management, Inc. The Board reviewed materials requested by Fund counsel and provided by the Manager, including Form ADV Part II and recent audited financial statements of the Manager. The Directors noted that the Fund's combined management and subadvisory fees and total operating expenses each fell below the respective median expenses of the Fund's peer group. The Directors added that they were satisfied with the expenses of the Fund and the job that the Manager has done in managing the services provided to the Fund and the ProLoan program during the past year. After careful discussion and analysis of the Management Agreement, the Board concluded that it is in the best interests of the Fund and its shareholders to continue the Management Agreement for a one year period.

      For the fiscal years ended December 31, 2004, 2003, and 2002, the Fund paid the following:


--------------------------------------------------------------------------------
              Fees paid to         Fees paid to       Fees waived by
                Manager             Subadviser         Subadviser
              ------------------------------------------------------------------
2004
2003           $379,385             $417,324              N/A
2002           $351,765             $386,941              N/A

--------------------------------------------------------------------------------


      Subadviser. From June 1, 2000 to October 31, 2002, Principal Capital Income Investors, LLC, a wholly-owned subsidiary of Principal Global Investors, LLC, served as Subadviser to the Fund. On October 31, 2002, Principal Capital Income Investors, LLC was merged into Principal Global Investors, LLC, the current Subadviser, without any change to the portfolio managers, fees or investment subadvisory services provided to the Fund. The Subadvisory Agreement between Principal Global Investors, LLC and the Manager, as described in the Prospectus, initially was approved by the Board on April 24, 2000 and by shareholders of the Fund at a meeting held on May 25, 2000, effective as of June 1, 2000. Under the terms of the Subadvisory Agreement, the Subadviser agrees to provide investment advisory services to the Fund, with discretion to purchase and sell securities on behalf of the Fund in accordance with its investment objective, policies and restrictions. The Subadvisory Agreement will automatically terminate if assigned and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of the Fund on no less than thirty
(30) days' nor more than sixty (60) days' written notice to the Subadviser, or by the Subadviser upon one-hundred twenty (120) days' written notice to the Fund. The Subadvisory Agreement is reviewed annually and must be approved by a vote of the Board, including the affirmative votes of a majority of the Directors who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.



      At its September 1, 2004 meeting, the Board also considered whether to continue the Subadvisory Agreement between Capital Mortgage Management, Inc. and Principal Capital Income Investors, LLC (now Principal Global Investors, LLC). The Board reviewed materials requested by Fund counsel and provided by the Subadviser, including Form ADV Part II and recent audited financial statements. The Directors noted that the Fund's combined management and subadvisory expenses fell below its peer group's median expenses. Additionally, the Directors reviewed the Subadviser's audited financial statements and other materials supplied in response to Fund counsel's request for information and were satisfied with the responses that were submitted. The Directors noted that the scope and breadth of the Subadviser's fixed income department, including the fact that Principal employs over 100 portfolio managers, analysts and trading professional focused exclusively on fixed income investments. The Board noted that there were no significant changes to the subadvisory services or the portfolio management staff overseeing the Fund and there were no violations of Principal's Code of Ethics. The Board also noted that Principal has taken steps to improve the Fund's performance by suggesting a core plus investment strategy. Additionally, the Directors stated that there is a possibility that the Fund could benefit in the future from its relationship with Principal due to the access to a growing market for participant-directed Taft-Hartley plans afforded through Subadviser's institutional marketing professionals. A discussion of the proposed Investment Subadvisory Agreement ensued. After careful discussion and analysis of the Subadvisory Agreement, the Board concluded that it is in the best interests of the Fund and its shareholders to continue the Subadvisory Agreement for a one year period.

About the Portfolio Managers

      The following portfolio managers are responsible for the day-to-day management of the Fund and are responsible for all investment decisions (each, a "Portfolio Manager").


                                          Martin Schafer
                                          William C. Armstrong
                                          Timothy R. Warrick
                                          Larry Post
                                          Bernard M Sussman

      As of December 31, 2004, each Portfolio Manager was responsible for the management of the following types of accounts:



-----------------------------------------------------------------------------------------------------------------------
Name of Portfolio Manager: Martin Schafer
-----------------------------------------------------------------------------------------------------------------------
                          Number of                            Number of Accounts by         Total Assets By Account
                          Accounts by       Total Assets By    Type  Subject                 Type Subject to a
Account Type              Account Type      Account Type       to a Performance Fee          Performance Fee
-----------------------------------------------------------------------------------------------------------------------
Registered                4                 261,909,824        0                             0
Investment
Companies
-----------------------------------------------------------------------------------------------------------------------
Other Pooled              2                 306,097,155        0                             0
Investment Vehicles
-----------------------------------------------------------------------------------------------------------------------
Other Accounts            3                 278,864,240        0                             0
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Name of Portfolio Manager: William C. Armstrong
-----------------------------------------------------------------------------------------------------------------------
                          Number of                             Number of Accounts by        Total Assets By Account
                          Accounts by       Total Assets By     Type  Subject to a           Type Subject to a
Account Type              Account Type      Account Type        Performance Fee              Performance Fee
-----------------------------------------------------------------------------------------------------------------------
Registered                4                 1,192,252,973       0                            0
Investment
Companies
-----------------------------------------------------------------------------------------------------------------------
Other Pooled              5                 6,100,607,514       0                            0
Investment Vehicles
-----------------------------------------------------------------------------------------------------------------------
Other Accounts            10                454,474,339         1                            22,596,705
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Name of Portfolio Manager: Timothy R. Warrick
-----------------------------------------------------------------------------------------------------------------------
                          Number of                             Number of Accounts by        Total Assets By Account
                          Accounts by       Total Assets By     Type  Subject to a           Type Subject to a
Account Type              Account Type      Account Type        Performance Fee              Performance Fee
-----------------------------------------------------------------------------------------------------------------------
Registered                4                 1,192,252,973       0                            0
Investment
Companies
-----------------------------------------------------------------------------------------------------------------------

Other Pooled              5                 6,100,607,514       0                            0
Investment Vehicles
-----------------------------------------------------------------------------------------------------------------------

Other Accounts            10                454,474,339         1                            22,596,705
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Name of Portfolio Manager: Larry Post
-----------------------------------------------------------------------------------------------------------------------
                          Number of                             Number of Accounts by        Total Assets By Account
                          Accounts by       Total Assets By     Type  Subject to a           Type Subject to a
Account Type              Account Type      Account Type        Performance Fee              Performance Fee
-----------------------------------------------------------------------------------------------------------------------
Registered                14                1,239,087,989       0                            0
Investment
Companies
-----------------------------------------------------------------------------------------------------------------------
Other Pooled              11                1,912,448,859       0                            0
Investment Vehicles
-----------------------------------------------------------------------------------------------------------------------
Other Accounts            40                3,261,470,373       0                            0
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Name of Portfolio Manager: Bernard M. Sussman
-----------------------------------------------------------------------------------------------------------------------
                          Number of                             Number of Accounts by        Total Assets By Account
                          Accounts by       Total Assets By     Type  Subject to a           Type Subject to a
Account Type              Account Type      Account Type        Performance Fee              Performance Fee
-----------------------------------------------------------------------------------------------------------------------
Registered                9                 9,135,666,296       0                            0
Investment
Companies
-----------------------------------------------------------------------------------------------------------------------
Other Pooled              2                 19,213,003          0                            0
Investment Vehicles
-----------------------------------------------------------------------------------------------------------------------
Other Accounts            25                1,459,720,046       0                            0
-----------------------------------------------------------------------------------------------------------------------

The compensation for the services of the individuals listed above are paid by the Subadviser (i) directly, in the cases of Mssrs. Schafer, Armstrong and Warrick; and (ii) indirectly, via reimbursement to the Subadviser's subsidiaries, Post Advisory Services, LLC and Spectrum Asset Management, Inc., in the cases of Mssrs. Post and Sussman, respectively. The compensation consists of a salary, bonuses, deferred compensation, pension and retirement plans and other compensation arrangements..

Principal Global Investors offers all employees a nationally competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 105% to 150% of actual base earnings, depending on job level.

o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
o Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).
o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.
o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.

As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

Spectrum Asset Management, Inc. professionals are paid a base salary that comprises between 50-70% of their total compensation. The balance consists of quarterly and a year-end performance bonus that is based on overall firm revenues (25% weighting), assets under management (25%), and individual performance and contributions to the investment team (50%).

Salaries of the senior executive and investment staff are benchmarked against national compensation levels of asset management firms and the bonus is driven by investment performance and factors described earlier, such that top quartile fund performance generates top quartile compensation.

The compensation for the Post Advisory Services, LLC senior investment professionals is comprised of base salary (50%), bonus pool (35%) and certain other performance incentives (15%). Incentives, in the form of an annual bonus, are determined based on the overall performance of the firm. One hundred percent of the performance incentives for the portfolio managers and research analysts are based on their respective contribution to performance of the investment products rather than growth of assets.

Post Advisory Services, LLC has established a pool of 30% of the net revenue to compensate employees for contributions to the success of the organization. The management team makes the final determination of the relative amount allocated to each individual.

As of December 31, 2004, the portfolio managers beneficially owned equity securities of the Fund as follows:

             Portfolio Manager                              Range of ownership
             -----------------                              ------------------
             Martin Schafer                                 $ 0
             William C. Armstrong                           $ 0
             Timothy R. Warrick                             $ 0
             Larry Post                                     $ 0
             Bernard M Sussman                              $ 0


      Principal Underwriter. T.O. Richardson was approved as the Principal Underwriter as of February 18, 2004. Previous to February 18, 2004, Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, was the Fund's Distributor. Quasar Distributors, LLC, is an affiliate of U.S. Bancorp Fund Services, LLC, the Fund's Administrator.

      Distribution Plan. Also as described more fully in the Prospectus, the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 (the "Plan") under the 1940 Act. The Plan provides that the Fund will pay the Manager, as Distribution Coordinator, at an annual fee of 0.10% of the average daily net assets of the Fund. See "Underwriter - Rule 12b-1 Plan."


      Custodian. The Fund's securities and cash are held by U.S. Bank, N.A., 425 Walnut Street, M.L. CN-OH-W6TC, Cincinnati, OH 45202, through a custodian agreement. The Custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. The Fund pays the Custodian a fee for serving as custodian of its assets according to the following fee schedule: 1 basis point on the first $100,000,000 of the Fund's net assets; plus 0.75 basis point on the next $100,000,000 of net assets; plus
0.50 basis point of the Fund's net assets in excess of $200,000,000; subject to an annual minimum of $4,800. The Fund also pays the Custodian stated portfolio transaction fees and the Custodian's out-of-pocket expenses.


      Transfer Agent. The Fund has a Transfer Agency Agreement with Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204-1806. This agreement governs the transfer agent's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, the transfer agent will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a stated rate and dividing by the number of days in the year. The rate is $15.00 per open account and $0.50 per closed account, with a minimum fee of $12,000 per year. The Fund also pays the Transfer Agent stated activity fees, a one-time fund implementation fee, and the Transfer Agent's out-of-pocket expenses. The fees paid to the Transfer Agent may be changed from time to time upon agreement of the parties without shareholder approval.

The Transfer Agent also receives a fee of: 3.0 basis points of the first $100,000,000 of average net assets; 2.0 basis points of the next $150,000,000;
1.0 basis points of the next $250,000,000 and 0.5 basis points on average net assets in excess of $500,000,000; subject to an annual minimum of $20,000 plus out-of-pocket expenses for serving as fund accountant.


      Administrator. The Fund pays a fee for administrative services provided to the Fund by U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202, (formerly Investment Company Administration, LLC) (the "Administrator"). Pursuant to the terms of an Administration Agreement with the Fund, the Administrator supervises the overall supervision of the Fund, including, among other responsibilities, the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, arranging for the maintenance of books and records of the Fund, and supervision of other organizations that provide services to the Fund. The Fund pays the Administrator an annual fee of $50,000 on the first $150 million of the Fund's average daily net assets, and 0.05% of average daily net assets above $150 million. The Fund paid the following fees to the Administrator for the years ended December 31:


                          ------------------------------
                          2004
                          2003              $101,463
                          2002               $92,256
                          ------------------------------


BROKERAGE ALLOCATION AND OTHER PRACTICES

      The Subadvisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of the Subadviser is to seek the best net price and execution available. It is expected that securities ordinarily will be purchased in customary public markets, and that in assessing the best net price and execution available, the Subadviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

      In selecting brokers or dealers to execute particular transactions, the Subadviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), provision of statistical quotations (including the quotations necessary to determine the Fund's net asset value), the sale of Fund shares by such broker or the servicing of Fund shareholders by such broker, and other information provided to the Fund, and/or to the Subadviser (or its affiliates), provided, however, that the Subadviser determines that it has received the best net price and execution available. The Subadviser also is authorized to cause the Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction that exceeds the amount of the commission another broker or dealer would have charged for effecting that transaction. The Board, the Manager or the Subadviser, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or the Subadviser exercises investment discretion.

      The fees of the Subadviser are not reduced by reason of receipt of such brokerage and research services. The Subadviser does not provide any services to the Fund except portfolio investment management and related recordkeeping services. However, with disclosure to and pursuant to written guidelines approved by the Board, the Subadviser may execute portfolio transactions through an affiliated broker-dealer or the Distributor, who may receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the 1940
Act) for doing so.



      The Fund owns securities of its regular broker-dealers. As of the fiscal year ended December 31, 2004, the Fund owned the following dollar amounts of securities of the Fund's broker-dealers:



--------------------------------------------------------------------------------
                                                             Amount owned as of
Broker-Dealer                                                 December 31, 2004
--------------------------------------------------------------------------------
JP Morgan Chase & Co
Citigroup
Bank of America Securities
Lehman Brothers, Inc.
Salomon Smith Barney, Inc.
Goldman Sachs & Co.
Merrill Lynch, Perce, Fenner & Smith, Inc.
Morgan Stanley Dean Wittier & Co.
Bank One Capital Markets

--------------------------------------------------------------------------------


PORTFOLIO TURNOVER


      Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Manager, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The portfolio turnover rate for the past two fiscal years ended December 31, 2003 and 2004 was as follows:

----------------------------------------------------------------
                                         2003           2004
----------------------------------------------------------------
Portfolio Turnover Rate                 55.23%        138.45%
----------------------------------------------------------------


The reason for the significant increase in portfolio turnover rate from 2003 to 2004 was the Fund had more reverse repurchase agreements, purchases and sales of mortgage-backed securities and active corporate bond management.


CAPITAL STOCK

      The Fund was incorporated under the laws of the State of Maryland on June 13, 1997. The Fund is not required to hold annual shareholders meetings. However, the Fund will hold special shareholder meetings whenever required to do so under the federal securities laws or the Fund's Articles of Incorporation or by-laws. Directors can be removed by a shareholder vote at special shareholder meetings.

The Fund currently is comprised of one investment portfolio with one class of common stock, par value $0.01, although it has the authority to issue multiple series and classes of shares. Each share of common stock is entitled to one vote on matters affecting the Fund. Share voting rights are not cumulative, and shares have no preemptive or conversion rights.

PURCHASE, REDEMPTION AND PRICING OF SHARES

      Offering Price. The net asset value of a share of the Fund is computed by dividing the value of the Fund's total assets, less the Fund's liabilities, by the number of outstanding shares of the Fund. The net asset value is computed each Business Day on which shares are offered and orders accepted or upon receipt of a redemption request in accordance with procedures outlined in the Prospectus.


      Valuation. In determining the net asset value of the Fund, securities held by the Fund shall be valued by the fund accounting agent based on prices determined as set forth below as of the close of business of the New York Stock Exchange (the "Exchange"). The Exchange will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


      o Short term securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks maturing more than 60 days from the valuation date for which reliable quotations are readily available shall each be valued at current market quotations as provided by an independent pricing service or principal market maker. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date shall be valued at amortized cost using the market value on the 61st day before maturity. Short term securities maturing in 60 days or less at acquisition date shall be valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

      o Bonds, preferred securities and other fixed income, variable rate and floating rate securities (other than short-term securities described above) shall be valued at the mean of the closing bid and asked prices, on the basis of prices provided by an independent pricing service approved by the Board, it being the opinion of the Board that the valuations supplied by an independent pricing service accurately reflect the fair market value of such securities or assets.

      o Futures contracts and options thereon traded on a commodities exchange or board of trade shall be valued on the basis of prices provided by an independent pricing service approved by the Board, it being the opinion of the Board that the valuations supplied by an independent pricing service accurately reflect the fair market value of such securities or assets.

      o Illiquid securities, including options and futures positions or any other securities or assets for which reliable market quotations are not readily available, each shall be valued at a price supplied by an independent pricing service approved by the Board, it being the opinion of the Board that the valuations supplied by an independent pricing service accurately reflect the fair market value of such securities or assets.

      o Any securities for which market quotations temporarily are unavailable from a pricing service shall be valued at a price supplied by the Subadviser. The Subadviser's corporate trading desk shall obtain prices for such a security from two independent broker-dealer firms and average the two prices, which average price shall be deemed the price of that security. If only one independent broker-dealer firm is available to provide a price for a security, that price shall be deemed the price of the security and a memorandum shall be generated and maintained stating that only one broker-dealer firm was available to price the security. If prices from independent broker-dealer firms are not available, the Subadviser may value new issues at a price based on its portfolio managers' and research and credit analysts' analysis of the following factors: the cost of the security, transactions in comparable securities, relationships among various securities, and such other factors as may be determined by the Subadviser to affect materially the value of the security. The Subadviser shall provide a copy to the Manager, of any price it provides to the Fund's Custodian at the same time and in the same manner as such price is provided to the Custodian.

      o The Subadviser shall be permitted to provide prices in respect of a security for which market quotations temporarily are unavailable only until such time as an independent pricing service begins supplying a price for that security. Thereafter, the security shall be valued at the price supplied by the pricing service. The Subadviser shall not be permitted to provide a price for any security for more than 10 days without notice to, and approval of, the Valuation Committee of the Board. Any prices for a portfolio security supplied by the Subadviser shall be reported to the Board at their next regular meeting, along with a report of prices provided by the independent pricing service for that security for the one week period immediately after the pricing service began providing prices. If a price for a security provided by the Subadviser varies by more than 0.5% from the price provided by a pricing service once the pricing service first prices the security, then the Subadviser shall immediately notify the Manager. The Manager shall be responsible for immediately notifying the Valuation Committee of the Board of any material discrepancy between prices supplied by the Subadviser and prices supplied by a pricing service for the same security. The Valuation Committee shall be responsible for determining whether to recommend that the Board consider re-pricing the Fund's portfolio based on any material discrepancy between the price supplied by the Subadviser and the price supplied by the pricing service.

      o Any security for which the pricing service does not provide a valuation more than 10 days after the Fund purchases such security or, any security for which the pricing service provides a valuation that, in the judgment of the fund accounting agent or the Subadviser does not represent fair value, shall be valued by the Valuation Committee of the Board of Directors in consultation with the fund accounting agent and the Subadviser, including the Subadviser's portfolio managers and research and credit analysts, on the basis of the following factors: cost of the security or asset, transactions in comparable securities or assets, relationships among various securities and assets and such other factors as may be determined by the Subadviser to affect materially the value of the security.

      o The Fund commits to acquire ProLoan mortgage backed securities when such securities are issued, typically six months after the origination of the underlying ProLoans. This "pipeline" of mortgage commitments is valued at a price equal to the forward price of a six-month FNMA mortgage-backed security price as caclulated below. The Fund has a contractual agreement that allows it to assign ProLoan commitments to a third party at this price, and the Manager has determined that this price is equal to no more than fair market value. The fund accounting agent shall use the following formula for determining the fair market value of the Fund's ProLoan pipeline:
            The fund accounting agent calculates the weighted average coupon rate of mortgage commitments in the Fund's pipeline, based on a pipeline summary provided by the Manager. The Custodian next subtracts 0.625% from the average coupon rate, and rounds the rate down to the nearest half-percent. From this coupon rate, the fund accounting agent subtracts the spread between the one- and three-month forward prices for a 30-year FNMA with an identical coupon rate, and then subtracts an additional 0.125%.

The Fund's commitment to acquire ProLoan mortgage-backed securities originated through the ProLoan program will not be considered illiquid so long as the Fund has a valid contractual agreement with a third party to purchase its ProLoan commitments at fair market value, or the Manager determines, pursuant to the guidelines below, that an adequate trading market exists for these commitments.

      The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of interests in the Fund outstanding at such time, as shown below:

                         Net Assets         =       Net Asset Value per share
                  ------------------------
                     Shares Outstanding


      An example of how the Fund calculated its net asset value per share as of December 31, 2004 is as follows:

                            $               =       $
                  ------------------------


      The Exchange, the Manager, the Subadviser and the Fund will be closed on the following holidays: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Redeeming Shares. Investors have a right to redeem their shares at any time. For an explanation of redemption procedures, please see the Prospectus.

      During an emergency, the Board can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

      o The New York Stock Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

      o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

      o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

      Should the Fund stop selling shares, the Board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

      The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in the prospectus. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

TAX INFORMATION

Status and Taxation of the Fund

      The Fund was organized as a corporation, but intends to continue to qualify for treatment as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code") in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

      Dividends out of net investment income (generally interest income and dividends received on investments, less expenses), together with distributions of net short-term capital gains and certain foreign currency gains, are generally taxable as ordinary income to shareholders who are subject to federal income taxes, whether or not reinvested. As a result of recent federal tax legislation, qualifying distributions occurring in 2003 and later paid out of the Fund's investment company taxable income may be taxable to noncorporate shareholders at long-term capital gain rates, which are significantly lower than the highest rate that applies to ordinary income. Distributions of the excess, if any, of net long-term capital gains over net short-term capital losses ("net capital gain") designated by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in the Fund's shares, regardless of how long the shareholders have held the Fund's shares. Long-term capital gains to the Fund require the holding of assets for more than one year.

      The portion of the dividends the Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations may be eligible for the dividends-received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

      A redemption of the Fund's shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares.

      Fund distributions received by a qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that contributors and beneficiaries are not required to report Fund distributions on their income tax returns when paid to the plan, but rather when the plan makes payments to the contributor or beneficiary. Special rules apply to payouts from Roth and Education IRAs.

      If the Fund does qualify as a RIC but in a particular tax year distributes less than ninety-eight percent (98%) of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is four percent (4%) of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

      To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

      o Derive at least ninety percent (90%) of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC's business of investing in stock, securities, or foreign currencies) (the "Income Requirement");

      o Diversify its investments in securities within certain statutory limits; and

      o Distribute annually to its shareholders at least ninety percent (90%) of its investment company taxable income (generally, taxable net investment income plus net short term capital gains) (the "Distribution Requirement").

      Investors should be careful to consider the tax consequences of buying shares of the Fund shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

      If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on such shares.

      The Fund may acquire zero coupon or other securities issued with original issue discount. If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) ninety-eight percent (98%) of its ordinary income and net capital gains in order to avoid imposition of a 4% excise tax, and (b) ninety percent (90%) of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain.

      Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund's income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

      The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

UNDERWRITER

      Rule 12b-1 Plan. Pursuant to a plan of distribution adopted by the Fund, pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), the Fund will pay a fee at an annual rate of 0.10% of its average daily net assets to the Manager, as Distribution Coordinator, for distribution and related expenses. The Plan provides for the compensation to the Manager, as Distributor Coordinator, regardless of the Fund's distribution expenses. The fee is paid to the Manager as compensation for expenses incurred for distribution coordination activities. John W. Stewart, Chairman of the Board, and President of Capital Mortgage Management Inc., owns all of the issued and outstanding stock of the Manager. He is considered an interested person of the Fund and has a financial interest in the operation of the 12b-1 plan.

      The Fund paid distribution fees as follows:


--------------------------------------------------------------------------------
                                                                     2004
--------------------------------------------------------------------------------
Advertising/Marketing
Printing/Postage
Payment to Distributor
Compensation to sales personnel
Other (office supplies, registration fees, lease,
consultant, legal, utilities)
Total
--------------------------------------------------------------------------------


      The Plan allows excess distribution expenses to be carried forward by the Manager, as Distribution Coordinator, and resubmitted in a subsequent fiscal year, provided that (i) distribution expenses cannot be carried forward for more than three years following initial submission; (ii) the Board has made a determination at the time of initial submission that the distribution expenses are appropriate to be carried forward and (iii) the Board makes a further determination, at the time any distribution expenses which have been carried forward are submitted for payment, that payment at the time is appropriate, consistent with the objectives of the Plan and in the current best interests of shareholders.

      Under the Plan, the Board will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Directors of the Fund who are not interested persons. Continuation of the Plan is considered by such Directors no less frequently than annually. As of December 31, 2004, there were no unreimbursed expenses carried over to future years.

      Distribution Coordination Agreement. The Fund and Capital Mortgage Management, Inc., have entered into a Distribution Agreement dated November 1, 1999. Under the terms of the Agreement, Capital Mortgage Management acts as the Fund's distribution coordinator by coordinating the distribution of the Fund's shares through its general distributor and by providing related shareholder services. Under the Agreement, the Distribution Coordinator is entitled to received the 12b-1 fees authorized under the Fund's 12b-1 Plan. Pursuant to the Fifth Amendment to the Distribution Coordination Agreement approved by the Board of Directors on September 1, 2004, the Distribution Coordinator has agreed to waive its fee and, to the extent necessary, reimburse the Fund to the extent total Fund operating expenses (not including brokerage commissions, interest, taxes or extraordinary expenses) exceed 0.60% of the Fund's average daily net assets for a period ending on December 31, 2005.


CALCULATION OF PERFORMANCE DATA

Total Return

      Average annual total return quotations used in the Fund's Prospectus are calculated according to the following formula:

                 n
         P(1 + T)  = ERV

where "P" equals a hypothetical initial payment of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

      Under the foregoing formula, the time periods used in the Fund's Prospectus will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

      The Fund's average annual compounded rates of total return as of December 31, 2003 were as follows:


--------------------------------------------------------------------------------
                                        One Year    Five Years         Since
                                                                     Inception
                                       -----------------------------------------
Builders Fixed Income Fund                  %            %               %
--------------------------------------------------------------------------------


      Because the Fund is marketed exclusively to tax-exempt investors, the Fund does not report average annual total returns after taxes on distributions or after taxes on distributions and sale of Fund shares.

      The Fund also may use aggregate total return figures for various periods which represent the cumulative change in value of an investment in the Fund for the specific period. Such total returns reflect changes in share prices in the Fund and assume reinvestment of dividends and distributions.

ANTI-MONEY LAUNDERING PROGRAM

      The Fund has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Fund's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

      Procedures to implement the Program include, but are not limited to, determining that the Fund's distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

      As a result of the Program, the Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

FINANCIAL STATEMENTS


      The Fund's financial statements contained in its Annual Report to shareholders at the end of the fiscal year were audited by ___________________. The Registered Public Accounting Firm also provide other accounting and tax-related services as requested by the Fund.

      Incorporated by reference herein are the report of ______________________, the Fund's Registered Public Accounting Firm, dated _______________, 2005, and the other portions of Registrant's annual report to shareholders for the fiscal year ended December 31, 2004, under the headings: "SCHEDULE OF INVESTMENTS," "STATEMENT OF ASSETS AND LIABILITIES," "STATEMENT OF OPERATIONS," "STATEMENTS OF CHANGES IN NET ASSETS," "NOTES TO FINANCIAL STATEMENTS," and "INDEPENDENT AUDITORS' REPORT." Copies of the annual report are available, upon request and without charge, by calling the Fund's transfer agent toll-free at (877) 923-5626, or by writing to the following address: Builders Fixed Income Fund, Inc., c/o Unified Fund Services, Inc., Transfer Agent, P.O. Box 6110, Indianapolis, Indiana 46206-6110.


      The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered by the Fund's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information, pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

      Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

APPENDIX A: DESCRIPTION OF BOND RATINGS

These ratings concern the quality of the issuing corporation. They are not an opinion of the market value of the security. Such ratings are opinions on whether the principal and interest will be repaid when due. A security's rating may change, which could affect its price.

Non-rated securities will be considered for investment when they possess a risk comparable to that of rated securities consistent with the Fund's objectives and policies. When assessing the risk involved in each non-rated security, the Fund will consider the financial condition of the issuer or the protection afforded by the terms of the security.

Description of Moody's Investors Service, Inc. Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds secured by a) earnings of projects under construction, b) earnings of projects unseasoned in operation experience, c) rentals which begin when facilities are completed, or d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Rating Refinements: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Standard & Poor's Corporation's Debt Ratings:

A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances. The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A: Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B, CCC, CC: Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: The rating "C" is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR:Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

APPENDIX B: RATINGS OF COMMERCIAL PAPER AND SHORT-TERM OBLIGATIONS

Description of Moody's Commercial Paper and Short-term Notes Ratings

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4.

MIG 1 denotes "best quality, enjoying strong protection from established cash flows."

MIG 2 denotes "high quality" with "ample margins of protection."

MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades."

MIG 4 notes are of "adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative."

Standard & Poor's Commercial Paper and Short-Term Ratings

A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A: Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.

B: Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

Standard & Poor's rates notes with a maturity of less than three years as follows:

SP-1: A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.

SP-2: A satisfactory capacity to pay principal and interest.

SP-3: A speculative capacity to pay principal and interest.

APPENDIX C: DERIVATIVES

SPREAD TRANSACTIONS, OPTIONS ON SECURITIES AND SECURITIES INDICES, AND FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Fund may engage in the practices described under this heading.


o Spread Transactions. The Fund may purchase covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options can be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. The security covering the spread option is maintained in a segregated account by the Fund's custodian. The Fund does not consider a security covered by a spread option to be "pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of assets. [This language was added to our proprietary funds' SAI and we are including for your consideration.]

o Options on Securities and Securities Indices. The Fund may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Fund invests. The Fund may write call and put options to generate additional revenue, and may write and purchase call and put options in seeking to hedge against a decline in the value of securities owned or an increase in the price of securities which the Fund plans to purchase.


o Writing Covered Call and Put Options. the Fund writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When the Fund writes a put option, it gives the purchaser of the option the right to sell to the Fund a specific security at a specified price at any time before the option expires. In both situations, the Fund receives a premium from the purchaser of the option.

            The premium received by the Fund reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Fund if the option expires unexercised or is closed out at a profit. By writing a call, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, the Fund assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.

            The Fund writes only covered options and complies with applicable regulatory and exchange cover requirements. The Fund usually owns the underlying security covered by any outstanding call option. With respect to an outstanding put option, the Fund deposits and maintains with the Custodian cash or other liquid assets with a value at least equal to the exercise price of the option.

            Once the Fund has written an option, it may terminate its obligation before the option is exercised. The Fund executes a closing transaction by purchasing an option of the same series as the option previously written. The Fund has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

      o Purchasing Call and Put Options. When the Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. The Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid and transaction costs.

            When the Fund purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. The Fund purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Fund is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.

            Once the Fund purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Fund has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

      o Options on Securities Indices. The Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Fund engages in transactions in put and call options on securities indices for the same purposes as it engages in transactions in options on securities. When the Fund writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Subadviser, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

      o Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Fund generally purchases or writes only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If the Fund is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If the Fund is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.

o Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission ("CFTC"). The Fund may enter into futures contracts and related options transactions both for hedging and non-hedging purposes. Through the purchase and sale of futures contracts and related options, the Fund seeks primarily to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase.

      o Futures Contracts. When the Fund sells a futures contract based on a financial instrument, the Fund is obligated to deliver that kind of instrument at a specified future time for a specified price. When the Fund purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Fund usually liquidates futures contracts on financial instruments in this manner, it may make or take delivery of the underlying securities when it appears economically advantageous to do so.

            A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).

            When a futures contract is purchased or sold a brokerage commission is paid. Unlike the purchase or sale of a security or option, no price or premium is paid or received. Instead, an amount of cash or other liquid assets (generally about 5% of the contract amount) is deposited by the Fund with the Custodian for the benefit of the futures commission merchant through which the Fund engages in the transaction. This amount is known as "initial margin." It does not involve the borrowing of funds by the Fund to finance the transaction. It instead represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. It is returned to the Fund upon termination of the futures contract if all the Fund's contractual obligations have been satisfied.

            Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as "marking to market." The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Fund realizes a loss or gain.

            In using futures contracts, the Fund seeks primarily to establish more certainly than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Fund proposes to acquire. The Fund, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Fund's debt securities decline in value and thereby keep the Fund's net asset value from declining as much as it otherwise would. When the Fund is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts.

      o Options on Futures Contracts. The Fund may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.

            Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if the Fund anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.

            If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Fund is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.

            When the Fund writes an option on a futures contract, the premium paid by the purchaser is deposited with the Fund's Custodian. The Fund must maintain with its Custodian all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the broker, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Fund if the option is exercised.

      o Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. The Fund's successful use of futures contracts is subject to the ability of the Subadviser to predict correctly the factors affecting the market values of the Fund's portfolio securities. For example, if the Fund is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Fund and the prices of those debt securities instead increases, the Fund loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Fund, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.

            Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Fund enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Fund continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio.

            Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

            o Limitations on the Use of Futures and Options on Futures Contracts. The Fund intends to come within an exclusion from the definition of "commodity pool operator" provided by CFTC regulations.

            The Fund may enter into futures contracts and related options transactions, primarily for hedging purposes and for other appropriate risk management purposes, and to modify the Fund's exposure to various currency , equity, or fixed-income markets. The Fund may engage in speculative futures trading. When using futures contracts and options on futures contracts for hedging or risk management purposes, the Fund determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. In pursuing traditional hedging activities, the Fund may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Fund owns. The Fund may purchase futures contracts or calls on futures contracts to protect the Fund against an increase in the price of securities the Fund intends to purchase before it is in a position to do so.

            When the Fund purchases a futures contract, or purchases a call option on a futures contract, it segregates fund assets, which must be liquid and marked to the market daily, in a segregated account. The amount so segregated plus the amount of initial margin held for the account of its broker equals the market value of the futures contract.

SWAP AGREEMENTS AND OPTIONS ON SWAP AGREEMENTS.

The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. The Fund may also enter into options on swap agreements ("swap options").

The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with the Fund's investment objectives and general investment polices, the Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

The Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write
(sell) and purchase put and call swap options. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Manager or Subadviser in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

Whether the Fund's use of swap agreements or swap options will be successful in the Fund's total return will depend on the ability of the Subadviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that present minimal credit risks, as determined by the Subadviser. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Liquidity. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid. The liquidity of swap agreements will be determined by the Manager or the Subadviser based on various factors, including:

      o     the frequency of trades and quotations,
      o     the number of dealers and prospective purchasers in the marketplace,
      o     dealer undertakings to make a market,
      o the nature of the security (including any demand or tender features, and
      o the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within the 15% restriction on investments in illiquid securities.

For purposes of applying the Fund's investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the Fund at market value. In the case of a credit default swap sold by the Fund (i.e., where the Fund is selling credit default protection), however, the Fund will value the swap at its notional amount. The manner in which the Fund values certain securities or other instruments for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may, but is not obligated to, enter into forward foreign currency exchange contracts. Currency transactions include forward currency contracts, exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.

The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

The Subadviser also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

The Fund segregates assets consisting of foreign securities denominated in or exposed to the currency for which the Fund has entered into forward contracts under the second circumstance, as set forth above, for the term of the forward contract. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country's economy. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.

                        BUILDERS FIXED INCOME FUND, INC.

                            PART C. OTHER INFORMATION

Item 22. Exhibits.

(a)   Articles of Incorporation

      (1) Articles of Incorporation - filed with the Fund's initial registration statement on Form N-1A dated June 27, 1997

      (2) Amendment to Articles of Incorporation - filed with the Fund's Pre-Effective Amendment No. 2 to its registration statement on Form N-1A dated October 20, 1997

      (3) Amendment to Articles of Incorporation - filed with the Fund's Post-Effective Amendment No. 3 to its registration statement on Form N-1A dated January 29, 1999

(b)   By-Laws

      (1) By-Laws - filed with the Fund's initial registration statement on Form N-1A dated June 27, 1997

      (2) Amendment to By-Laws - filed with the Fund's Post-Effective Amendment No. 3 to its registration statement on Form N-1A dated January 29, 1999

(c)   Instruments Defining Rights of Security Holders. None.

(d)   Investment Advisory Agreements

      (1) Management Agreement -filed with the Fund's Pre-Effective Amendment No. 1 to its registration statement on Form N-1A dated September 12, 1997

      (2) Amendment to the Management Agreement - filed with the Fund's Post-Effective Amendment No. 3 to its registration statement on Form N-1A dated January 29, 1999

      (3) Subadvisory Agreement with Principal Capital Management, LLC - filed with the Fund's Post-Effective Amendment No. 5 to its registration statement on Form N-1A dated May 1, 2000

      (4) Assignment, Assumption and Consent Agreement with Principal Capital Income Investors, LLC - filed with the Fund's Post-Effective Amendment No. 7 dated April 30, 2001

      (5) Assignment, Assumption and Consent Agreement with Principal Global Investors, LLC. - filed with the Fund's Post-Effective Amendment No. 9 dated April 30, 2003

      (6) Administration Agreement - filed with the Fund's Pre-Effective Amendment No. 1 to its registration statement on Form N-1A dated September 12, 1997

      (7) Amendment to the Administration Agreement - filed with the Fund's Post-Effective Amendment No. 3 to its registration statement on Form N-1A dated January 29, 1999

(e)   Distribution Agreement

      (1)   Distribution Agreement between the Fund and Quasar Distributors, LLC
            - filed with the Fund's Post-Effective Amendment No. 8 to its registration statement on Form N-1A dated April 30, 2002.

      (2) Distribution Coordination Agreement - filed with the Fund's Post-Effective Amendment No. 4 to its registration statement on Form N-1A dated April 28, 2000


      (3) Amendment to Distribution Coordination Agreement - filed with the Fund's Post-Effective Amendment No. 4 to its registration statement on Form N-1A dated April 28, 2000


      (4) Second Amendment to Distribution Coordination Agreement - filed with the Fund's Post-Effective Amendment No. 7 to its registration statement on Form N-1A dated April 30, 2001


      (5) Third Amendment to Distribution Coordination Agreement - filed with the Fund's Post-Effective Amendment No. 9 to its registration statement on Form N-1A dated April 30, 2003

      (6) Fourth Amendment to Distribution Coordination Agreement - filed with the Fund's Post-Effective Amendment No. 9 to its registration statement on Form N-1A dated April 30, 2003

      (7)   Form of Distribution Agreement between the Fund and T.O. Richardson
            - filed with the Fund's Post-Effective Amendment No. 10 to its registration statement on Form N-1A dated April 29, 2004.

      (8) Fifth Amendment to Distribution Coordination Agreement - filed with the Fund's Post-Effective Amendment No. 10 to its registration statement on Form N-1A dated April 29, 2004.

      (9) Sixth Amendment to Distribution Coordination Agreement - filed herewith.


(f)   Bonus or Profit Sharing Contracts. - None.


(g) Custodian Agreement - filed with the Fund's Post-Effective Amendment No. 12 to its registration statement on Form N-1A dated September 30, 2004.


(h)   Other Material Contracts


      (1) Fund Accounting Agreement - filed with the Fund's Post-Effective Amendment No. 12 to its registration statement on Form N-1A dated September 30, 2004.

      (2) Transfer Agency Agreement - filed with the Fund's Post-Effective Amendment No. 12 to its registration statement on Form N-1A dated September 30, 2004.

      (3) ProLoan Master Agreement - filed with the Fund's Post-Effective Amendment No. 10 to its registration statement on Form N-1A dated April 29, 2004.


      (4) ProLoan Liquidity Agreement - filed with the Fund's Pre-Effective Amendment No.2 to its registration statement on Form N-1A dated October 20, 1997

      (5) Power of Attorney - filed with the Fund's Pre-Effective Amendment No. 11 to its registration statement on Form N-1A dated July 20, 2004

(i)   Opinion and Consent of Counsel - not applicable.

(j)   Consent of Registered Public Accounting Firm - To be filed


(k)   Omitted Financial Statements - None

(l)   Form of Agreement Relating to Initial Capital

      (1) Letter of Investment Intent - filed with the Fund's Pre-Effective Amendment No. 2 to its registration statement on Form N-1A dated October 20, 1997

      (2) Letter of Investment Intent - Carpenter's District Council - filed with the Fund's Post-Effective Amendment No. 7 to its registration statement on Form N-1A dated April 30, 2001

(m) Rule 12b-1 Plan. Amended and Restated Plan Pursuant to Rule 12b-1 - filed with the Fund's Post-Effective Amendment No. 4 to its registration statement on Form N-1A dated April 28, 2000

(n)   Plan Pursuant to Rule 18f-3 - None

(o)   Reserved

(p)   Codes of Ethics

      (1) Code of Ethics for Builders Fixed Income Fund, Inc. and Capital Mortgage Management, Inc. - filed with the Fund's Post-Effective Amendment No. 4 to its registration statement on Form N-1A dated April 28, 2000

      (2) Code of Ethics for First Fund Distributors, Inc. - filed with the Fund's Post-Effective Amendment No. 4 to its registration statement on Form N-1A dated April 28, 2000

      (3) Code of Ethics for Commerce Bank, N.A. - filed with the Fund's Post-Effective Amendment No. 4 to its registration statement on Form N-1A dated April 28, 2000

      (4) Code of Ethics for Principal Capital Management, LLC (now Principal Global Investors, LLC) - filed with the Fund's Post-Effective Amendment No. 5 to its registration statement on Form N-1A dated May 1, 2000

Item 23. Persons Controlled by or Under Common Control with Registrant.

      See "Control Person and Principal Shareholders" in the Statement of Additional Information dated April 29, 2004.

Item 24. Indemnification.

      Article Seventh, Section (j) of the Articles of Incorporation of the Fund provides that:

      The Corporation shall indemnify: (a) its directors to the full extent provided by the general laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures provided by such laws; (b) its officers to the same extent it shall indemnify its directors; and (c) its officers who are not directors to such further extent as shall be authorized by the Board of Directors and be consistent with law; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents consistent with the law.

      A director or officer of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted by statutory or decisional law (including the 1940 Act) as currently in effect or as the same may hereafter be amended or judicially interpreted; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. No amendment, modification or repeal of this Article SEVENTH shall adversely affect any right or protection of a director or officer that exists at the time of such amendment, modification or repeal.

Item 25. Business and Other Connections of the Investment Manager

      Capital Mortgage Management, Inc. (the "Manager"), 218 Henry Road, Manchester, MO 63011, offers investment management services to the Fund. Information as to the officers and directors of the Manager is included in the Manager's current Form ADV filed with the SEC and is incorporated herein by reference. Principal Global Investors, LLC (the "Subadviser") 801 Grand Avenue, Des Moines, Iowa 50392 offers investment subadvisory services to the Fund.

      Information as to the executive officers and directors of the Subadvisor is included in the Subadvisor's current Form ADV filed with the SEC.

Item 26. Principal Underwriter

      (a) T.O. Richardson, the Registrant's principal underwriter, also acts as principal underwriter for the following investment companies:

      BARRETT GROWTH FUND
      GRAND PRIX FUNDS

      (b) To the best of Registrant's knowledge, the directors and executive officers of T.O. Richardson Company, Inc. are as follows:

      T.O. Richardson Company, Inc.

      Officers                       Position with Principal Underwriter
      --------                       -----------------------------------
      Samuel Bailey, Jr.             President & Treasurer
      L. Austine Crowe               Executive Vice President
      Kathleen M. Russo              Senior Vice President & Secretary

      None of the officers of the underwriter have positions with the Fund.

      (c)   Not applicable.

Item 27. Location of Accounts and Records.

      The books and other documents required by Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of the Fund's custodian, Administrator, transfer agent or Subadviser.

Item 28. Management Services.

      All substantive provisions of any management-related service contract are discussed in Parts A and B of this Registration Statement.

Item 29. Undertakings.

      Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director(s) and to assist in communications with other shareholders in accordance with
      Section 16(c) of the 1940 Act, as though Section 16(c) applied.

      Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

      Registrant hereby undertakes to carry out all indemnification provisions of its Articles of Incorporation in accordance with Investment Company Act Release No. 11330 (Sept. 4, 1980) and successor releases.

      Insofar as indemnifications for liability arising under the Securities Act of 1933, as amended ("1933 Act"), may be permitted to directors, officers and controlling person of the Registrant pursuant to the provision under
      Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 13 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the city of Manchester and the State of Missouri on February 24, 2005.


                                    BUILDERS FIXED INCOME FUND, INC.

                                    By: /s/ John W. Stewart
                                    --------------------------------
                                        John W. Stewart, President


Attest:

/s/John W. Stewart
--------------------------
John W. Stewart, Treasurer


      Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


        Signature                                         Title                       Date
        ---------                                         -----                       ----
        /s/ John W. Stewart                               President, Treasurer,       February 24, 2005
        -------------------
        John W. Stewart                                   Secretary and Director


        /s/ Dennis Penkalski +                            Director                    February 24, 2005
        ----------------------
        Dennis Penkalski


        /s/ Terry Nelson +                                Director                    February 24, 2005
        -------------------
        Terry Nelson


        /s/ James D. Slebiska +                           Director                    February 24, 2005
        ------------------------
        James D. Slebiska


        /s/ Joseph A. Montanaro+                          Director                    February 24, 2005
        ------------------------
        Joseph A. Montanaro


        /s/ Bobby J. Yeggy                                Director                    February 24, 2005
        ------------------
        Bobby Yeggy


        /s/ Michael J. Lauer                              Director                    February 24, 2005
        ------------------
        Michael J. Lauer


         /s/ John W. Stewart
         ------------------------------------
         John W. Stewart, Attorney-In-Fact
         Under Powers of Attorney +Filed with
         the Fund's Registration Statement on
         Form N-1A on October 20, 1997,
         December 1, 1998, April 28, 2000,
         July 20, 2004 and herewith.